UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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TEGAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tegal Corporation

2201 South McDowell Boulevard

Petaluma, California 94954

Dear fellow stockholders:

        We are pleased to report that after several months of effort, your management with the endorsement and direct support of the Board of Directors have successfully negotiated a proposed $22.5 million equity financing with a small group of institutional investors. The attached proxy statement and notice of our Annual Meeting of Stockholders describe in detail a number of proposals that require your support to enable us to complete this vital financing.

        This may sound alarming, but the management and Board need you to understand that the receipt of these funds is essential if Tegal is to continue as an independent company. Our history of net losses and negative cash flows from operations have raised substantial doubt as to our ability to continue as a going concern, and our auditors have included a going concern uncertainty explanatory paragraph in their latest auditors’ report dated May 27, 2005. We recognize that this financing will significantly dilute your stockholding, and we understand this is difficult to accept. Yet the accumulated losses mentioned above and the time needed to effect the turnaround management has recently started leaves little choice in the matter. Some may question if we could have negotiated a better deal for the shareholders. Please accept that management and the Board did everything we could. No one likes dilution, but the environment for raising funds has been difficult, and in our current condition even this financing was not easy to arrange.

        It is our opinion that if stockholders do not approve the proposals necessary to secure the proposed investment, Tegal may soon be compelled to cease operations and thereafter be forced to liquidate.

        In our recent earnings conference call, we described Tegal as being in a state of transition. We began this transition over one year ago, with important changes in our senior management and approach to our sales and marketing efforts worldwide. Our next steps involve a fundamental change in our strategy, the consolidation and streamlining of our operations, and a change, over time, in our basic business model. We must grow our revenues with a balance between our traditional emerging market focus and the launch of our new products into larger, existing equipment markets. At the same time, it is imperative that we stop the operating losses that have challenged our independence for many years. We plan to take major steps toward bringing our expenses in line with our projected revenues. Our pledge to you, our stockholders and our employees, is to use the capital that we will raise through this offering wisely, directing it at advancing the strategic goals of the company. With a focus on those technologies that we believe are unique and enabling, we plan to emerge from this transition profitably and, once again, become a player in our industry.

        It is essential that each and every stockholder take the time to review the attached proxy statement and to complete and return the enclosed proxy card. YOUR VOTE IS CRITICAL, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. Please help us to reduce the expenses associated with this solicitation by returning the enclosed proxy promptly. You may also vote your shares by attending the Annual Meeting of Stockholders of Tegal Corporation, which will be held at our headquarters located at 2201 South McDowell Boulevard, Petaluma, California 94954 on the 13th day of September 2005, at 10:00 a.m. local time, and thereafter as it may from time to time be adjourned.

        Thank you very much for your prompt attention to this important matter. PLEASE VOTE TODAY.

Sincerely,

/s/ Brad Mattson                                                       /s/ Thomas R.  Mika

BRAD MATTSON                                                           THOMAS R.  MIKA

Chairman of the Board                                                  President and Chief Executive Officer

TEGAL CORPORATION

2201 South McDowell Boulevard

Petaluma, California 94954

_________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 13, 2005

_________________

        The Annual Meeting of Stockholders of Tegal Corporation, a Delaware corporation (“we,” “us” and the “Company”), will be held on Tuesday, September 13, 2005, at 10:00 a.m. local time, at our headquarters at 2201 South McDowell Boulevard, Petaluma, California 94954 for the following purposes:

        1. To elect four directors to serve for one year and until their successors are duly elected and qualified. The names of the nominees to the Board of Directors are set forth in the accompanying proxy statement, which is part of this notice;

        2. To approve our Seventh Amended and Restated 1998 Equity Participation Plan pursuant to which the number of shares available for issuance under the plan will be increased from 10,000,000 to 20,000,000 and to increase the maximum number of shares that may be subject to awards granted to any individual under the plan in any fiscal year from 1,600,000 shares to 4,000,000 shares;

        3. To approve our Fifth Amended and Restated Option Plan for Outside Directors pursuant to which the number of shares available for issuance under the plan will be increased from 1,600,000 to 4,000,000 shares;

        4. To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000;

        5. To approve the second closing of a financing transaction in which we may sell and issue, to a group of private investors, in a second closing (a) up to 28,315,385 shares of our common stock at a price of $0.65 per share and (b) five-year warrants to purchase up to 14,157,692 shares of our common stock at an exercise price of $1.00 per share (under Nasdaq marketplace rules, the second closing of this financing transaction requires the approval of a majority of our stockholders because it will result in the issuance of a number of shares of common stock equal to or greater than 20% of the number of shares of common stock currently outstanding);

        6.To approve an amendment to our Certificate of Incorporation to allow the Board of Directors to adopt, amend or repeal our
    Bylaws;

        7. To ratify the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for the fiscal year ending
    March 31, 2006; and

        8. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the
    Annual Meeting.

        The Board of Directors has fixed the close of business on July 27, 2005 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments of the Annual Meeting.

        YOUR VOTE IS IMPORTANT. In order to ensure your representation at the Annual Meeting, you are requested to submit your proxy by the Internet, by telephone or by signing and dating the enclosed proxy as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the Annual Meeting and file with the Secretary of Tegal Corporation an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

        All stockholders are cordially invited to attend the Annual Meeting.

                                                                                    By Order of the Board of Directors

                                                                                             TEGAL CORPORATION

                                                                                            /s/ Thomas R. Mika

                                                                                              THOMAS R. MIKA
                                                                                             President and CEO

Petaluma, California

August 8, 2005

TEGAL CORPORATION

_________________

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

September 13, 2005

_________________

INTRODUCTION

General

        Tegal Corporation is soliciting the enclosed proxy for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. local time on Tuesday, September 13, 2005, and at any adjournments or postponements of the Annual Meeting. We will hold the meeting at our headquarters at 2201 McDowell Boulevard, Petaluma, California 94954. We are soliciting proxies for the purposes of: (1) electing four directors; (2) approving our Seventh Amended and Restated 1998 Equity Participation Plan pursuant to which the number of shares available for issuance under the plan will be increased from 10,000,000 to 20,000,000 and the maximum number of shares that may be subject to awards granted to any individual under the plan in any fiscal year will be increased from 1,600,000 to 4,000,000; (3) approving our Fifth Amended and Restated Option Plan for Outside Directors pursuant to which the number of shares available for issuance under the plan will be increased from 1,600,000 to 4,000,000; (4) approving an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000; (5) approving the second closing of a financing transaction in which we may sell and issue, to a group of private investors, in a second closing (a) up to 28,315,385 shares of our common stock at a price of $0.65 per share and (b) five-year warrants to purchase up to 14,157,692 shares of our common stock at an exercise price of $1.00 per share, which requires stockholder approval because it will result in the issuance of a number of shares of common stock equal to or greater than 20% of the number of shares of common stock currently outstanding; (6) approving an amendment to our Certificate of Incorporation to allow the Board of Directors to adopt, amend or repeal our Bylaws; (7) ratifying the appointment of Moss Adams LLP as our Independent Public Registered Accounting Firm for the fiscal year ending March 31, 2006; and (8) transacting such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting. The approximate date when this proxy statement and accompanying form of proxy are first being sent to stockholders is August 8, 2005.

Solicitation

        This solicitation is made on behalf of our Board of Directors. Costs of the solicitation will be borne by us. Our directors, officers and employees and our subsidiaries may also solicit proxies by telephone, fax or personal interview. No additional compensation will be paid to such directors, officers or employees or subsidiaries for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders. We have retained The Altman Group, Inc. to perform those services normally associated with securing votes from stockholders in connection with the Annual Meeting at an estimated cost of $50,000 plus out-of-pocket expenses. The costs of printing, mailing, contacting banks, brokers and proxy intermediaries, soliciting votes and other activities related to the solicitation are estimated to be approximately $100,000.

Voting

        Holders of record of our common stock as of the close of business on July 27, 2005 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the Annual Meeting, and each share of common stock entitles the holder to one vote. At the close of business on July 27, 2005, there were 59,404,613 shares of common stock issued and outstanding. Two or more stockholders representing a majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting.

        Registrar and Transfer Company will appoint election inspectors for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting.

        Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR

    o  the election of all of the directors nominated below;

    o  the approval of our Seventh Amended and Restated 1998 Equity Participation Plan pursuant to which the number of shares available for issuance under the plan will be increased from 10,000,000 to 20,000,000 and the maximum number of shares that may be subject to awards granted to any individual under the plan in any fiscal year will be increased from 1,600,000 to 4,000,000;

    o  the approval of our Fifth Amended and Restated Option Plan for Outside Directors pursuant to which the number of shares available for issuance under the plan will be increased from 1,600,000 to 4,000,000;

    o  the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000;

    o  the approval of a financing transaction in which we may sell and issue, to a group of private investors, in a second closing (a) up to 28,315,385 of common stock at a price of $0.65 per share and (b) five-year warrants to purchase up to 14,157,692 shares of common stock with an exercise price of $1.00 per share (under Nasdaq rules, the second closing of this financing transaction requires stockholder approval because it will result in the issuance of a number of shares of common stock equal to or greater than 20% of the number of shares of common stock currently outstanding);

    o  the approval of an amendment to our Certificate of Incorporation to allow the Board of Directors to adopt, amend or repeal our Bylaws; and

    o  the ratification of the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2006.

        With respect to any other business that may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders. Any proxy may be revoked at any time before it is exercised by filing with the Secretary an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Secretary prior to the time of the Annual Meeting.

        Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present for purposes of determining the presence of a quorum.

        In voting for the election of directors each share has one vote for each position to be filled, and there is no cumulative voting, which means that a simple majority of the shares voting may elect all of the directors. Abstentions, withheld votes and broker non-votes will have no effect on the outcome of the election of directors. With the exception of Proposals No. 4 and 6, which require the approval of majority of common stock entitled to be cast, in voting with respect to all other proposals, the approval of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposal. Abstentions therefore have the same effect as negative votes on such proposals, and broker non-votes are not counted for any purpose in determining whether such proposals have been approved.

Voting Electronically Over the Internet or By Telephone

        Stockholders whose shares are registered in their own names may vote by mail or electronically over the Internet or by telephone. Instructions for voting over the Internet or by telephone are set forth in the enclosed proxy card. The Internet and telephone voting facilities will close at 3:00 AM (Eastern Time) on September 13, 2005, on the Annual Meeting day. If your shares are held in street name, the voting instruction form should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program allows eligible shareholders who receive a paper copy of the proxy statement the opportunity to vote over the Internet or by telephone. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided. Shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail but may incur costs, such as usage charges, from telephone companies or Internet service providers.

GENERAL INFORMATION

        We were formed in December 1989 to acquire the operations of the former Tegal Corporation, a division of Motorola, Inc. The predecessor company was founded in 1972 and acquired by Motorola in 1978. Our principal executive offices are located at 2201 South McDowell Boulevard, Petaluma, California 94954. Our telephone number is (707) 763-5600.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Our Board of Directors is currently comprised of four members. Directors are elected at each Annual Meeting and hold office until their successors are duly elected and qualified at the next Annual Meeting. Pursuant to our bylaws and a resolution adopted by the Board of Directors, the authorized number of members of the Board of Directors has been set at six. Our bylaws require that there be a minimum of two and maximum of eight members of the Board of Directors.

        In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the four nominees designated below to serve until the 2006 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Messrs. Dohring, Krauss, Wadsworth and Mattson are current directors. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors. Because the Board of Directors remains in the process of seeking candidates for two vacant positions on the board, we have fewer nominees named than the number fixed by our bylaws. Stockholders may not vote for a greater number of persons than the number of nominees named.

Nominees for Election as Director

Name	Age	Director Since	New Term Will Expire
Edward A. Dohring	71	1996	2006
Jeffrey M. Krauss	48	1992	2006
Brad S. Mattson	50	2005	2006
H. Duane Wadsworth	68	2002	2006

        Edward A. Dohring has served as a director of Tegal since September 1996. From October 1994 through December 1998, he was the President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. From July 1992 to October 1994 he was President of the Track Division of Silicon Valley Group, Inc. Prior to joining Silicon Valley Group, Inc., Mr. Dohring was the President of Advantage Production Technology, Inc. from 1991 to 1992, when it was sold to Genus. Mr. Dohring was a member of the Semiconductor Equipment and Materials International Board of Directors from 1977 to 1989. He currently serves on the Board of Directors of MTI and is a Trustee of the SUNY Maritime College.

        Jeffrey M. Krauss has served as a director of Tegal since June 1992. Since April 2000, Mr. Krauss has been a Managing Member of Psilos Group Managers, LLC, a New York based venture capital firm, and a Managing Member of the general partner of Psilos Group Partners I, LP, Psilos Group Partners II, LP, and Psilos Group Partners II SBIC, LP, each a venture capital partnership. From 1990 until April 2000, Mr. Krauss was a general partner of the general partner of Nazem & Company III, L.P. and Nazem & Company IV, L.P., both venture capital funds. He was also a general partner of The Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France. Prior to joining Nazem & Company, Mr. Krauss was a corporate attorney with the law firm of Simpson Thacher & Bartlett, where he specialized in leveraged buyout transactions. He currently serves as Chairman of the Board of Quovadx, Inc and as a director of APS Healthcare, Inc., One Shield, Inc., Cohesive Technologies, Inc., Valera Pharmaceuticals, Inc. and VersaMed Corporation.

        Brad S. Mattson joined Tegal as the Chairman of the Board in March 2005. Mr. Mattson is a well known executive and entrepreneur in the Semiconductor Equipment industry. Most recently Mr. Mattson was founder, CEO and Chairman of Mattson Technology where he developed the Aspen platform and Strip system, and from which he retired in 2001. Previous to that he was founder, CEO, and Chairman at Novellus Systems where he developed and introduced the Concept One system which launched the company. Prior to that Mr. Mattson held various management, marketing, and technical positions at Applied Materials and LFE Corporation.. He is a member of the Board of Regents of Santa Clara University and of the Board of Directors of Semiconductor Equipment and Material International (“SEMI”), and SET, an etch R&D company. Mr. Mattson has been honored with the Entrepreneur of the Year Award in 1988, and the Distinguished Alumni Award from San Jose State University. He also holds 12 patents in various semiconductor equipment and process related areas. Mr. Mattson holds a Bachelor of Science degree in Aeronautics from San Jose State University and a Master’s degree in Finance from Santa Clara University.

        H. Duane Wadsworth was appointed to the Board of Directors in November, 2002. He has served as President of Wadsworth-Pacific Manufacturing Associates, a supplier of electronics to semiconductor manufacturers, since 1963. He also serves as a director of Micro-Mechanics Ltd. (Holding), Singapore and the Semiconductor Equipment and Material International (“SEMI”) Board of Directors.

        All directors hold office until our next annual meeting of the stockholders and until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

Board of Directors and Committees of the Board

        In fiscal 2005, the Board of Directors held six meetings. All directors attended at least 75% of the total number of board meetings and meetings of board committees on which the directors served during the time they served on the board or committees.

        The Board of Directors has determined each of the following directors is an “independent director” as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, or NASD: Edward A. Dohring, Jeffrey M. Krauss, and H. Duane Wadsworth.

        The Board of Directors has established a standing Audit Committee, a standing Compensation Committee and a standing Nominating Committee. Each of our Audit Committee, Compensation Committee and Nominating Committee is composed entirely of independent directors in accordance with current Nasdaq listing standards. Furthermore, each member of our Audit Committee meets the enhanced independence standards established by the Sarbanes-Oxley Act of 2002 and related rulemaking of the Securities and Exchange Commission (the “SEC”). The Board of Directors has further determined that Jeffrey M. Krauss, Chairman of the Audit Committee, is an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, by virtue of his relevant experience listing in his biographical summary provided above.

Audit Committee

        The Audit Committee, consisting of Messrs. Dohring, Krauss (Chairman) and Wadsworth for fiscal 2005, reviews the adequacy of internal controls and the results and scope of the audit and other services provided by our independent auditors. The Audit Committee meets periodically with management and the independent auditors. The Audit Committee held seven meetings in fiscal 2005. The Board of Directors adopted an Audit Committee Charter, a copy of which is attached as Appendix A to this proxy statement and is also posted on our website at www.tegal.com.

Compensation Committee

        In fiscal 2005, the Compensation Committee was comprised of Messrs. Dohring (Chairman), Krauss and Wadsworth. The Compensation Committee held one meeting in fiscal 2005. The functions of the Compensation Committee include establishing salaries, incentives and other forms of compensation for our officers and other employees and administering our incentive compensation and benefit plans.

Nominating Committee

        The Nominating Committee is comprised of Messrs. Wadsworth (Chairman), Krauss and Dohring. There were no Nominating Committee meetings held in fiscal 2005. The functions of the Nominating Committee are to identify qualified candidates for election to the Board of Directors and establish procedures for the director candidate nomination and evaluation. The Board of Directors has adopted a Nominating Committee charter, a copy of which is posted on our website at www.tegal.com.

        The Nominating Committee considers candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. The Nominating Committee may retain recruiting professionals to identify and evaluate candidates for director nominees. No recruiting professionals were retained for this purpose during fiscal 2005.

        The Nominating Committee strives for a mix of skills and diverse perspectives that are essential for the Board of Directors. In selecting the nominees, the Nominating Committee assesses the independence, business judgment, management, accounting and finance, industry and technology knowledge, understanding of manufacturing, leadership, strategic vision, knowledge of international markets and marketing. Further criteria include a candidate’s personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the Board of Directors.

Stockholder Recommendations and Communication with the Board of Directors

        Stockholders may recommend potential candidates for director. Recommended candidates are screened according to the criteria outlined above and some recommended candidates may be interviewed by the Nominating Committee. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

        No candidates were recommended by the stockholders during fiscal 2005.

        If you would like the Nominating Committee to consider a prospective candidate, in accordance with our bylaws, please submit the candidate’s name and qualifications to: Christine Hergenrother, Secretary, Tegal Corporation, 2201 S. McDowell Blvd, Petaluma, CA 94954.

        Stockholders may also communicate directly to members of the Board of Directors or to the chairmen of the standing committees. Communications received in writing will be forwarded to the appropriate member if sent to the following addresses:

        Chairman of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

        Chairman of the Nominating Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

        Chairman of the Audit Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

        Chairman of the Compensation Committee of the Board, c/o Tegal Corporation, 2201 S. McDowell Blvd., Petaluma, CA 94954.

Director Attendance at Annual Meetings

        The Board of Directors encourages, but does not require, director attendance at the Annual Meeting of Stockholders. Messrs. Parodi and Wadsworth attended last year’s annual meeting on September 21, 2004.

Director Compensation

        Our outside directors currently receive an annual $12,000 retainer for service on the Board of Directors, meeting fees of $1,500 per board meeting ($750 per meeting for special meetings held telephonically) and $1,125 per committee meeting not held in conjunction with a full board meeting ($500 per meeting for committee meetings held telephonically). Furthermore, directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings. Additionally, each committee chair receives an annual chair retainer of $5,000 for the Audit Committee chair, $3,000 for the Compensation Committee chair and $3,000 for the Nominating Committee chair. In addition, we provide the Option Plan for Outside Directors, pursuant to which non-employee directors automatically receive stock options for serving on our Board of Directors. See Proposal No. 3 for a description of these automatic option awards.

Required Vote

        The four nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present or represented by proxy and entitled to vote shall be elected as directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

EXECUTIVE OFFICERS

        The following table sets forth information regarding our executive officers as of March 31, 2005.

Name	Age	Position
Brad S. Mattson Thomas R. Mika Christine T. Hergenrother Steven Selbrede Vahan Tchakerian Andrew P. Clarke	50 53 39 53 44 45	Chairman of the Board of Directors
President and Chief Executive Officer
Vice President, Chief Financial Officer and Treasurer
Vice President and Chief Technology Officer
Vice President, Sales and Field Operations for North America
Vice President Strategic PVD Products

        Brad S. Mattson joined Tegal as the Chairman of the Board in March 2005. Mr. Mattson is a well known executive and entrepreneur in the semiconductor equipment industry. Most recently Mr. Mattson was founder, CEO and Chairman of Mattson Technology, where he developed the Aspen platform and Strip system, and from which he retired in 2001. Previous to that he was founder, CEO, and Chairman at Novellus Systems where he developed and introduced the Concept One system which launched the company. Prior to that Mr. Mattson held various management, marketing and technical positions at Applied Materials and LFE Corporation. He is a member of the Board of Regents of Santa Clara University and of the Board of Directors of Semiconductor Equipment and Material International (SEMI) and SET, an etch R&D company. Mr. Mattson has been honored with the Entrepreneur of the Year Award in 1988, and the Distinguished Alumni Award from San Jose State University. He also holds 12 patents in various semiconductor equipment and process related areas. Mr. Mattson holds a Bachelor of Science degree in Aeronautics from San Jose State University and a Master’s degree in Finance from Santa Clara University.

        Thomas R. Mika was appointed our President and Chief Executive Officer in March 2005. Mr. Mika has more than 25 years of senior management, finance and consulting experience. Serving on our Board of Directors of Tegal since 1992, Mr. Mika played a key role in managing the activities leading to our initial public offering in 1995. He has been head of the Compensation Committee, a member of the Audit Committee and was one of the longest serving member on our Board of Directors until his appointment as Executive Vice President & Chief Financial Officer in August 2002. Prior to becoming our Executive Vice President and Chief Financial Officer, Mr. Mika founded IMTEC, a boutique investment firm active in the management of several companies. In addition to completing multiple private equity financings, joint ventures, acquisitions and license agreements on behalf of his clients, he took senior positions with Soupmasters International, Inc., where he was its President & CEO, and Disc International, Ltd., a software firm, where he served as its Chief Executive. Mr. Mika was also a director of Metrologix, a semiconductor metrology company, from the time of its initial start-up until its sale to KLA-Tencor Corp. Prior to forming IMTEC, Mr. Mika was a managing consultant with Cresap, McCormick & Paget and a policy analyst for the National Science Foundation. He holds a Bachelor of Science degree in microbiology from the University of Illinois at Urbana-Champaign and a Master of Business Administration degree from the Harvard Graduate School of Business, where he was a Harvard University Fellow.

        Christine Hergenrother was appointed our Vice President, Chief Financial Officer, Secretary and Treasurer in March 2005. Prior to that, Ms. Hergenrother served as our Director of Corporate Development since June 2004, with principal responsibility for Sarbanes-Oxley and general SEC compliance matters. Between September 2002 and March 2004, Ms. Hergenrother was the Corporate Controller of Amarin Pharmaceuticals, Inc. From February 1997 until September 2002, Ms. Hergenrother held increasingly responsible positions within the finance department of Tegal. Prior to Tegal, she was a senior accountant at Mindscape Inc. and a staff auditor at the firm of Pisenti & Brinker, LLP. Ms. Hergenrother holds a Bachelor of Science degree in Business Management from Illinois State University. Ms. Hergenrother is a member of the American Institute of Certified Public Accountants and the California Society of CPA’s.

        Steven Selbrede joined Tegal as Vice President and Chief Technology Officer in May 2004. In this capacity, he is responsible for coordinating, developing and overseeing the technical direction of the corporation. Mr. Selbrede is a 27-year veteran of the semiconductor industry, most recently employed as an independent consultant, and previously holding senior Research & Development management positions with Mattson Technology, where he was employed since 1994, Watkins Johnson, Genus, Samsung and National Semiconductor. Mr. Selbrede was responsible for the development of the Mattson ICP Strip and Aspen III PECVD tools. He holds a Master’s degree in Physics from The University of Illinois and a Master’s degree in Materials Science and Engineering from Stanford University.

        Vahan Tchakerian joined Tegal as Vice President of Sales and Field Operations in June 2004. From 2002 to 2004, Mr. Tchakerian was Vice President of Sales, North America for FEI Company, a leading supplier of 3D structural process management systems. In 2001, Mr. Tchakerian served as Director of Sales for SEZ America, a supplier of surface preparation equipment, and in 2000 was Vice President of Sales and Business Development for Cetec Automation. Mr. Tchakerian is a 20-year veteran of the semiconductor industry and a co-founder of Jasmine Sales Group, a manufacturer’s rep company, serving as its President from 1993 until 2000. Previously he was with Prism Technologies and DuPont Photomasks. Mr. Tchakerian holds a Bachelor of Science degree in Chemical Engineering from the University of California, Berkeley.

        Andrew Clarke has been working in PVD since 1989, when he joined Sputtered Films, Inc. (“SFI”), as a physicist. He worked 10 years at SFI with the founder, his father Peter Clarke, on the development and marketing of production sputtering systems. Between 1992 and 1999, Mr. Clarke oversaw development and marketing of the Endeavor PVD cluster tool systems. In 1999, Mr. Clarke left SFI and founded First Derivative Systems, Inc. (“FDSI”), a spin-off of SFI, to develop advanced architecture PVD systems for 300-mm wafer production. His team at FDSI successfully demonstrated their 300-mm PVD system to first tier customers in 2003, resulting in their acquisition by Tegal Corporation in 2004. Since 2004, Mr. Clarke has served as director of product development and subsequently as Vice President, Strategic PVD Products. Mr. Clarke holds seven U.S. patents in sputtering technology, and has authored several papers on material science and sputtering technology. Mr. Clarke holds a Bachelor of Science degree in Physics from the University of California, Santa Barbara, has completed his graduate studies in physics at the Utah State University and was a U.S. Department of Energy Graduate Fellow.

COMPENSATION COMMITTEE REPORT

        The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

        The Compensation Committee of the Board of Directors has furnished the following report on executive compensation.

Overall Policy

        In formulating the executive compensation program, the Compensation Committee’s objectives were (1) to attract and retain competent executive talent and motivate executive officers to perform to the full extent of their abilities, (2) to tie a significant portion of executive compensation to the achievement of specified performance goals for Tegal, and (3) to link executive and stockholder interests through equity based plans.

        The key elements of our executive compensation program consist of base salary, cash bonuses and stock options.

Base Salary

        Each executive’s base salary is reviewed annually, but as a general rule, significant base salary increases are limited to promotions, while lesser adjustments are made as appropriate after taking into account such factors as internal equity, comparable market salaries paid to individuals of comparable responsibility and company size and increases in levels of responsibility. All salaries are based on sustained individual performance toward our goals and objectives.

        The Board of Directors has approved a severance arrangement for our executive officers in the event of a change of control of Tegal. If an executive officer is terminated as a result of a change of control, we shall continue to pay such executive officer’s base salary and certain benefits for a period of 12 months.

Bonus Programs

        In order to motivate executives and managers in the attainment of our annual goals and to enhance our ability to attract and retain key managerial employees through a competitive compensation package, we have adopted an annual performance bonus plan for executives and managers designated by the Chief Executive Officer and approved by the Board of Directors. Each designated position has an annual bonus incentive target expressed as a percentage of that executive’s or manager’s base salary. The attainment of the target bonus is determined by the degree to which an individual achieves specific annual objectives determined annually and reviewed and approved by the Board of Directors for all executives who report directly to the Chief Executive Officer, and by the degree to which we achieve our annual financial plan. Unless specifically directed by the Board of Directors, no bonuses are to be paid unless we realize a minimum of five percent profit before taxes as a percent of revenue. Incentives are prorated if we exceed or fall short of our annual financial plan goals, with the incentive maximums capped at 250% of target bonus amounts.

Stock Options

        We provide long-term incentive compensation through our equity plan which generally gives the Board of Directors authority to grant stock options as well as other types of awards. Stock options are designed to align the interests of executives and key personnel with those of our stockholders. The Board of Directors believes that significant equity interests in Tegal held by our management serve to retain and motivate management.

        The Board of Directors’ decision whether to grant options and the number of options is based primarily on the individual executive’s responsibility, performance and existing stock ownership. In fiscal 2005, the Board of Directors considered awards based on the Board of Directors’ assessment of the individual executive’s contribution to our success in meeting our financial goals. This assessment was based primarily on our earnings and the level of the executive’s responsibility. The awards also were based on non-financial performance measures such as individual performance, the recommendations of the Chief Executive Officer and the success in implementing our long-term strategic plan. We expect that most awards under our 1998 Equity Participation Plan will be stock options that will generally be granted with an exercise price equal to the market price of the common stock on the date of grant.

Chief Executive Officer Compensation

        The Compensation Committee is charged with establishing the objectives and compensation of Thomas R. Mika, our Chief Executive Officer, who is responsible for our strategic and financial performance. Mr. Mika became the Chief Executive Officer in March 2005. The Compensation Committee determines our Chief Executive Officer’s compensation package based upon the general factors discussed above and upon an evaluation of compensation paid to chief executive officers at comparable public companies and other companies in our industry.

    Mr. Mika’s current annual salary is $250,000 In addition, Mr. Mika is eligible to receive an amount not less than 35% of his base salary upon the achievement of certain goals established by the Board of Directors at the beginning of each fiscal year. For fiscal 2005, Mr. Mika did not receive a bonus, however, subsequent to the end of the fiscal year, the Committee did authorize the payment of a cash bonus and stock (in the form of restricted stock units) for the successful completion of a financing. The Board of Directors determines the actual bonus payable based upon the recommendation of the Compensation Committee. Such recommendation by the Compensation Committee is based on our overall performance against specific strategic and financial goals that are determined at the beginning of the fiscal year.

        The Compensation Committee and Mr Mika believe that currently he is adequately incentivized to enhance profitability and stockholder value through his compensation package and his ownership of options. The Compensation Committee continues to retain the discretion to change the amount and form of compensation payable to Mr. Mika.

Conclusion

        Through the programs described above, a significant portion of the each executive’s compensation is now linked directly to our financial performance. The policy of these programs is to award bonuses based on our success as well as to provide incentives to executives to enhance our financial performance and long-term stockholder value.

                                                                       Edward A. Dohring
                                                                       Jeffrey M. Krauss
                                                                       H. Duane Wadsworth

EXECUTIVE COMPENSATION

        The following table shows, for the fiscal years ended March 31, 2003, 2004 and 2005, the cash compensation paid by us and our subsidiaries as well as certain other compensation paid or accrued for those years for services in all capacities to the person serving as the Chief Executive Officer during fiscal 2005 and the other three most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal 2005(the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Long Term Compensation Securities Underlying Options	All Other(1) Compensation($)
Michael L. Parodi	2005	243,137	—	—	30,614
Chairman of the Board, President	2004	193,838	—	900,000	17,146
And Chief Executive Officer+	2003	199,607	—	—	17,146

Thomas R. Mika	2005	175,049	—	300,000	7,867
Chief Financial Officer and	2004	131,928	—	600,000	7,351
Executive Vice	2003	88,166	4,400	100,000	1,800
President/President and Chief Executive Officer+

Steven Selbrede	2005	168,505	20,000	266,500	429
Vice President and Chief Technology	2004	—	—	11,640	—
Officer	2003	—	—	—	—

Vahan Tchakerian	2005	156,013	—	317,882	1,951
Vice President, Sales and Field	2004	—	—	—	—
Operations, North America	2003	—	—	—	—

Carole Anne Demachkie	2005	108,494	—	—	429
Vice President, General Manager	2004	136,158	24,000	250,000	158
Sputtered Films, Inc.+	2003	55,539	—	30,000	79

_________________

+   Mr. Parodi served as Chairman of the Board, President and Chief Executive Officer until his resignation in March 2005. Mr. Mika served as the Executive Vice President and Chief Financial Officer until March 2005, at which time he accepted the position as
    President and Chief Executive Officer. Carole Anne Demachkie served as Vice President and General Manager of Sputtered Films
    Division until her resignation in February 2005.

(1) Other compensation in fiscal 2005 consists of 401(k) and employer match contributions made by us, commissions paid to Mr.
    Tchakerian in the amount of $1,078, severance paid to Mr. Parodi in the amount of $14,711 and, for Messrs. Parodi, Mika and
    Tchakerian, $15,400, $7,200 and $299, respectively in car allowances paid by us.  Other compensation in fiscal 2004 consists of
    401(k) contributions made by us, and, for Messrs. Parodi and Mika, $16,800 and $7,200, respectively, in car allowances paid by
    us. Other compensation in fiscal 2003 consists of 401(k) contributions made by us and, for Mr. Parodi, $16,800 in car allowances paid by us.

OPTION GRANTS IN FISCAL 2005

        The following table sets forth information regarding grants of stock options we granted during fiscal 2005 to the Named Executive Officers.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Shares of Common Stock Underlying Option Granted	Percentage of Total Options Granted to Employee in Fiscal Year 2005	Exercise or Base Price Per Share	Expiration Date	5%	10%
Michael L. Parodi	—	—	—	—	—	—
Thomas R. Mika	50,000	2%	$1.03	3/11/15	$32,388	$82,078
	250,000	11%	$1.03	3/11/15	$161,940	$410,389
Steven Selbrede	100,000	5%	$1.32	5/18/14	$83,014	$210,374
	150,000	7%	$1.30	5/18/14	$117,037	$293,516
	16,500	1%	$1.03	3/11/15	$10,688	$27,086
Vahan Tchakerian	200,000	9%	$1.32	5/20/14	$164,536	$416,115
	100,000	5%	$1.30	6/15/14	$78,805	$198,067
	17,882	1%	$1.03	3/11/15	$11,583	$29,354
Carole Anne Demachkie	—	—	—	—	—	—

AGGREGATED OPTION EXERCISES DURING 2005 FISCAL YEAR AND

2005 FISCAL YEAR-END OPTION VALUES

        The following table sets forth information concerning exercise of stock options during fiscal 2005 by each of the Named Executive Officers and the value of options at the end of fiscal 2005.

Name	Shares Acquired on Exercise(#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 2005 Year-End(#)(a) (Exercisable/ Unexercisable)	Value of Unexercised In-The-Money Options at 2005 Year-End($)(a) (Exercisable/ Unexercisable)
Michael L. Parodi	—	—	922,500 /0	$90,000/$0
Thomas R. Mika	—	—	239,583 /760,417	$110,687/$312,312
Steven Selbrede	—	—	119,890 /158,250	$14,300/$22,800
Vahan Tchakerian	—	—	8,941/ 308,941	$3,576/$38,576
Carole Anne Demachkie	—	—	80,625/0	$40,044/$0

_________________

(a)

Potential unrealized value is (1) the fair market value at fiscal 2005 year-end ($1.43 per share) less the exercise price of “in-the-money” unexercised options times (2) the number of shares represented by such options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Since April 1, 2004, there has not been, nor is there currently planned, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer or holder of more than 5% of our capital stock or any member of their immediate families had or will have a direct or indirect material interest other than the agreements and transactions described below.

Management Contracts

    Mr. Mika serves as our President and Chief Executive Officer pursuant to an employment agreement which renews annually. Mr. Mika is eligible for a discretionary annual bonus not less than 35% of his base salary and was granted options in August 2002 with a four-year vesting period at the commencement of his employment. In addition, we agreed to reimburse Mr. Mika for his actual costs incurred in moving to California. We may terminate his employment with or without cause and Mr. Mika may terminate his employment with us upon thirty days prior written notice. If we terminate his employment without cause, Mr. Mika is entitled to receive his salary and benefits for 12 months following the date of such termination and up to 18 months should Mr. Mika remain continuously unemployed. If Mr. Mika voluntarily leaves the company for “good reason,” Mr. Mika is entitled to receive up to 18 months of salary and benefits.

    Mr. Selbrede serves as our Vice President, Chief Technology Officer. Mr.Selbrede is eligible for any incentive bonus payments from time to time in accordance with any incentive bonus program then in effect. Stock options in the amount of 250,000 shares were granted in May of 2004 with a 4-year vesting schedule. In addition, we agreed to reimburse Mr. Selbrede for his actual costs not to exceed $15,000 incurred in relocating to the Petaluma, CA area. We may terminate his employment with or without cause and Mr. Selbrede may terminate his employment with us upon fourteen days prior written notice. If we terminate his employment without cause, Mr. Selbrede is entitled to receive his salary and benefits for 6 months following the date of such termination. If Mr. Selbrede voluntarily leaves the company for “good reason,” he is not entitled to any salary and benefit continuation.

    Mr. Clarke serves as our Vice President, Stategic PVD products. Mr. Clarke is eligible for any incentive bonus payments from time to time in accordance with any incentive bonus program then in effect. Stock options in the amount of 200,000 shares were granted in May of 2004 with an incentive based vesting schedule. In addition, we agreed to reimburse Mr. Clarke for his actual costs not to exceed $20,000 incurred in relocating to the Petaluma, CA area. We may terminate his employment with or without cause and Mr. Clarke may terminate his employment with us upon fourteen days prior written notice. If we terminate his employment without cause, Mr. Clarke is entitled to receive his salary and benefits for 6 months following the date of such termination. If Mr. Clarke voluntarily leaves the company for “good reason,” he is not entitled to any salary and benefit continuation.

    In addition, the Board of Directors has approved a severance arrangement for executive officers in the event of a change of control of Tegal. If an executive officer is terminated as a result of a change of control, we shall continue to pay such executive officer’s base salary and certain benefits for a period of 12 months.

PROPOSAL NO. 2

APPROVAL OF THE SEVENTH AMENDED AND
RESTATED 1998 EQUITY PARTICIPATION PLAN

        On July 15, 2005, our Board of Directors, subject to stockholder approval, unanimously adopted the Seventh Amended and Restated 1998 Equity Participation Plan of Tegal Corporation (the “1998 Equity Participation Plan”) to increase the number of shares available for issuance under the 1998 Equity Participation Plan from 10,000,000 to 20,000,000 and to increase the maximum number of shares that may be subject to awards granted to any individual under the 1998 Equity Participation Plan in any fiscal year from 1,600,000 to 4,000,000 shares. The amended and restated 1998 Equity Participation Plan will become effective immediately upon stockholder approval at the Annual Meeting.

        The Board of Directors believes that the amendment and restatement of the 1998 Equity Participation Plan is necessary:

    o   to enable Tegal to retain the services of consultants while preserving Tegal's cash reserves by granting equity awards or restricted stock units in lieu of cash payments;

    o   to provide an incentive for key employees and consultants of Tegal to further the growth, development and financial success of
        Tegal by personally benefiting through the ownership of Tegal's stock and/or rights which recognize such growth, development and financial success; and

    o   to enable Tegal to obtain and retain the services of key employees considered essential in the long-range success of Tegal by offering them an opportunity to own stock in Tegal and/or rights which will reflect the growth, development and financial success of Tegal.

Summary

        As of March 31, 2005, 10,000,000 shares of common stock were reserved for issuance under the 1998 Equity Participation Plan. Assuming approval of this Proposal No. 2, the amount will be increased to 20,000,000. As of March 31, 2005, 3,666,096 shares remained available for issuance under the 1998 Equity Participation Plan, and 5,658,919 shares were subject to outstanding awards.

        The principal features of the 1998 Equity Participation Plan are summarized below, but the summary is qualified in its entirety by reference to the 1998 Equity Participation Plan which is attached as Appendix B to this proxy statement.

        The 1998 Equity Participation Plan provides for the award of non-qualified and incentive stock options, restricted stock, restricted stock units and stock appreciation rights (“SARs”).

        A Stock Appreciation Right (“SAR”) may be granted to any key Employee or Consultant selected by the Committee. A SAR may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

        The 1998 Equity Participation Plan provides that the maximum number of shares that may be subject to any awards granted under the 1998 Equity Participation Plan to any individual in any fiscal year cannot exceed 1,600,000. Assuming approval of this Proposal No. 2, the award limit will be raised to 4,000,000. The shares available for issuance under the 1998 Equity Participation Plan may be either previously authorized but unissued shares or treasury shares, and may be equity securities other than common stock. The 1998 Equity Participation Plan provides for appropriate adjustments in the number and kind of shares subject to the plan and to outstanding grants thereunder (including acceleration of vesting in some instances) in the event of a change in control or a recapitalization such as a stock split or stock dividend. If any portion of an option, SAR or restricted stock award terminates or lapses unexercised, the shares which were subject to the unexercised portion of such option, SAR or restricted stock award, will continue to be available for issuance under the 1998 Equity Participation Plan. In addition, shares of restricted stock which are surrendered by the holder or repurchased by us and shares which are delivered to us by a participant or withheld by us upon the exercise of an award in payment of the exercise price or in satisfaction of tax withholding obligations may again be optioned, granted or awarded under the 1998 Equity Participation Plan. No shares may again be optioned, granted or awarded under the 1998 Equity Participation Plan if such action would cause any option intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) to so qualify.

        The Compensation Committee of the Board of Directors administers the 1998 Equity Participation Plan. The Compensation Committee consists of two or more independent directors appointed by and holding office at the pleasure of the Board of Directors, each of whom is both a “non-employee director” for purposes of Rule 16b-3 (“Rule 16b-3”) under the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. Appointment of committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board of Directors. Vacancies in the committee may be filled by the Board of Directors. The Compensation Committee will have the power to interpret the 1998 Equity Participation Plan and to adopt such rules for the administration, interpretation, and application of the 1998 Equity Participation Plan as are consistent therewith, to interpret, amend or revoke any such rules. The Board of Directors will have discretion to exercise any and all rights and duties of the committee under the 1998 Equity Participation Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Internal Revenue Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Compensation Committee.

        Options, restricted stock awards, restricted stock units and SARs under the 1998 Equity Participation Plan may be granted to individuals selected by the Compensation Committee who are then our employees or consultants. Incentive stock options may only be granted to employees.

        The 1998 Equity Participation Plan provides that we may grant or issue stock options, restricted stock, restricted stock units and SARs or any combination of stock options, restricted stock, restricted stock units and SARs. The terms and conditions of each award will be set forth in a separate award agreement between the holder of the award and us.

        Nonqualified stock options (“NQSOs”) will provide for the right to purchase common stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, may be less than fair market value on the date of grant (but not less than 85% of fair market value), and usually will become exercisable, in the discretion of the Compensation Committee in one or more installments after the grant date, subject to the participant’s continued provision of services to us and/or subject to the satisfaction of individual or company performance targets established by the Compensation Committee. NQSOs may be granted for any term specified by the Compensation Committee.

        Incentive Stock Options (“ISOs”) will be designed to comply with the provisions of the Internal Revenue Code and will be subject to certain restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within the ten years after the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our stock or the stock of our parent or subsidiary corporations, the 1998 Equity Participation Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant, and the ISO must expire upon the fifth anniversary of the date of its grant.

        Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or pledged, until restrictions are removed or expire. Purchasers of restricted stock will have all the rights of a stockholder with respect to such restricted stock, including the right to receive all dividends and other distributions paid or made with respect to the shares prior to the time when the restrictions lapse.

        Restricted stock units represent the right to receive shares of stock on a deferred basis. Stock distributed pursuant to restricted stock units may be issued for a nominal purchase price and restricted stock units may be subject to vesting over time or upon attainment of performance targets. Stock distributed pursuant to a restricted stock unit award will not be issued before the restricted stock unit award has vested, and a participant granted a restricted stock unit award generally will have no voting or dividend rights prior to the time when the stock is distributed. The restricted stock unit award will specify when the stock is to be distributed. The Compensation Committee may provide that the stock will be distributed pursuant to a restricted stock unit award on a deferred basis pursuant to a timely irrevocable election by the participant. The issuance of the stock distributable pursuant to a restricted stock unit award may not occur prior to the earliest of: (1) a date or dates set forth in the applicable award agreement, (2) the participant’s termination of employment or service with us (or in the case of any officer who is a “specified employee” as defined in Section 409A(a)(2)(B)(i) of the Code, six months after such termination), (3) an unforeseeable financial emergency affecting the participant, or (4) a change in control, as described below. Under no circumstances may the time or schedule of distribution of stock pursuant to a restricted stock unit award be accelerated.

        SARs may be granted in connection with stock options, or separately. SARs granted by the Compensation Committee in connection with stock options typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option. SARs granted by the Compensation Committee independent of a stock option typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of such independent SAR. Except as required by Section 162(m) of the Internal Revenue Code with respect to a SAR which is intended to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code, there are no restrictions specified in the 1998 Equity Participation Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Compensation Committee in the SAR agreements. The Compensation Committee may elect to pay SARs in cash or in common stock or in a combination of both.

        The Compensation Committee may at any time amend, suspend or terminate the 1998 Equity Participation Plan. However, no such amendment may, unless appropriate stockholder approval of such amendment is obtained, (1) increase the maximum number of shares which may be acquired pursuant to awards granted under the 1998 Equity Participation Plan (except for adjustments described above) or (2) increase the maximum number of shares of common stock (1,600,000) for which awards may be issued during any fiscal year to any participant. No amendment of the 1998 Equity Participation Plan may alter or impair any rights or obligations under any awards already granted unless the holder of the award consents or the award otherwise provides.

        Assuming approval of this Proposal No. 2, no awards may be granted under the 1998 Equity Participation Plan after July 15, 2015.

Securities Laws and Federal Income Taxes

        The following discussion is a general summary of the material federal income tax consequences to participants in the 1998 Equity Participation Plan. The discussion is based on the Internal Revenue Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant’s personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality. Accordingly, holders should not rely thereon for individual tax advice, as each taxpayer’s situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each taxpayer is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

        Securities Laws. The 1998 Equity Participation Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The 1998 Equity Participation Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 1998 Equity Participation Plan and awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        Nonqualified Stock Options. NQSOs are not intended to be incentive stock options under Section 422 of the Internal Revenue Code. The grant of an NQSO is generally not a taxable event either for the optionee or for Tegal. Upon the exercise of an NQSO, the optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired upon exercise, determined at the date of exercise, over the exercise price of such option. Subject to Section 162(m) of the Internal Revenue Code, Tegal will be entitled to a business expense deduction equal to such amount in the fiscal year of Tegal in which the optionee exercises the NQSO. The ordinary income recognized by the optionee is subject to income and employment tax withholding. The optionee’s tax basis in the shares acquired pursuant to the exercise of an NQSO will be equal to the option price paid plus the amount of ordinary income recognized upon exercise. Any gain or loss on a disposition of the common stock acquired upon the exercise of an NQSO will be treated as short-term or long-term capital gain or loss, subject to income taxation at short-term or long-term capital gains rates depending on the holding period of the optionee measured from the date of the exercise of such option. There are generally no federal income tax consequences to Tegal by reason of the disposition by an optionee of common stock acquired upon the exercise of an NQSO.

        Incentive Stock Options. Generally, an optionee recognizes no taxable income upon the grant or exercise of an ISO that meets the requirements of Section 422 of the Internal Revenue Code. However, the amount by which the fair market value of the common stock acquired at the time of exercise exceeds the option exercise price (the “spread”) is taken into the account in determining the amount, if any, of the alternative minimum tax due from the optionee in the year in which the option is exercised.

        If an optionee holds the common stock acquired through the exercise of an ISO for more than two years from the date on which the option was granted and more than one year from the date on which the option was exercised, and if the optionee is an employee of Tegal at all times from the date of the grant of the ISO through the date that is three months before the date of exercise, any gain or loss on the subsequent disposition of such common stock will be taxed to such optionee as long-term capital gain or loss equal to the difference between consideration received upon such disposition and the option exercise price.

        Generally, if an optionee disposes of the common stock received on exercise of an ISO less than two years after the date the option was granted or less than one year after the date the option was exercised, it is considered to be a “disqualifying disposition.” At the time of such disqualifying disposition, the optionee will recognize ordinary income in the amount equal to the lesser of (i) the fair market value of the common stock on the date of exercise over the option exercise price; or (ii) the amount received for the common stock over the option exercise price. Any gain in excess of this amount will be taxed as capital gain.

        To the extent that an optionee recognizes ordinary income by reason of a disqualifying disposition of common stock acquired upon the exercise of any ISO, Tegal generally will be entitled to a corresponding business expense deduction in the fiscal year of Tegal in which the disqualifying disposition occurs, subject to Section 162(m) of the Internal Revenue Code.

        Restricted Stock. A holder of restricted stock generally will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock (determined without regard to any restrictions other than those that by their terms never lapse) over the amount, if any, paid for the common stock on the earlier of the date on which: (i) the common stock is no longer subject to a substantial risk of forfeiture or (ii) is transferable (without the transferee being subject to a substantial risk of forfeiture For purposes of determining the holder’s income resulting from the receipt of the common stock, the fair market value will be determined as of that date.

        In the alternative, if the holder files an election with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code within 30 days of the receipt of the common stock pursuant to an award of restricted stock, the holder will be taxed in the year the common stock is received on the difference between the fair market value of the common stock at the time of receipt and the amount paid for the common stock, if any. This amount will be taxed as ordinary income. If shares with respect to which a Section 83(b) election has been made are later forfeited, the holder generally will be entitled to a capital loss only in an amount equal to the amount, if any, that the holder had paid for the forfeited shares, not the amount that the holder had recognized as income as a result of the Section 83(b) election. Subject to Section 162(m) of the Internal Revenue Code, Tegal is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder in the fiscal year of Tegal in which such ordinary income is recognized by the holder.

        Restricted Stock Units. For federal income tax purposes, if an individual is granted restricted stock units, he or she generally will not have taxable income on the grant of the restricted stock units, nor will we then be entitled to any deduction. However, when shares of our common stock are distributed to the individual pursuant to the restricted stock units, he or she generally will recognize ordinary income, and we will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date of distribution over the purchase price per share for the stock issuable pursuant to the restricted stock units.

        Stock Appreciation Rights. Generally, the holder of a SAR recognizes no income upon the grant of a SAR. Upon exercise, the holder will recognize as ordinary income the excess of the value of the SAR on the date of exercise over the value as of the date of grant. If the SAR is paid in cash, the appreciation is taxable under Section 61 of the Internal Revenue Code. If the Compensation Committee determines to transfer shares of common stock to the holder in full or partial payment of the SAR, the fair market value of the common stock so received over the amount paid therefor by the holder, if any, is taxable as ordinary income under Section 83 of the Internal Revenue Code as of the date the SAR is exercised. Subject to Section 162(m) of the Internal Revenue Code, Tegal is entitled to a business expense deduction that corresponds to the amount of ordinary income recognized by the holder in the fiscal year of Tegal in which the SAR is exercised.

        Section 162(m) Limitation. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation.”

        Under Section 162(m), stock options and SARs will satisfy the “performance-based compensation” exception if the award of the options or SARs are made by a Board of Directors committee consisting solely of two or more “outside directors,” the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards such as restricted stock may only qualify as “performance-based compensation” if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation’s shareholders.

        The 1998 Equity Participation Plan has been designed to permit a committee of outside directors, within the meaning of Section 162(m), to grant stock options and SARs that will qualify as “performance-based compensation.” In addition, in order to permit awards other than stock options and SARs to qualify as “performance-based compensation”, the 1998 Equity Participation Plan provides that the Compensation Committee may designate as “Section 162(m) Participants” certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code. The Compensation Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets established by the Compensation Committee.

        Section 409A of the Internal Revenue Code. Section 409A of the Internal Revenue Code, which was added by the American Jobs Creation Act of 2004, provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Also, Section 409A generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

        Certain awards under the 1998 Equity Participation Plan generally will be subject to the requirements of Section 409A in form and in operation. For example, the following types of awards generally will be subject to Section 409A: non-qualified stock options granted with an exercise price less than fair market value on the date of grant, restricted stock unit awards, stock appreciation rights that may be settled in cash and other awards that provide for deferred compensation.

        If a 1998 Equity Participation Plan award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize the compensation deferred under the award as ordinary income when such amounts are vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply, Section 409A imposes an additional 20% federal income tax on the deferred compensation recognized as ordinary income, as well as interest on such deferred compensation. The Internal Revenue Service has not issued regulations under Section 409A and, accordingly, the requirements of Section 409A (and the application of those requirements to awards issued under the Plan) are not entirely clear.

New Plan Benefits

        The following table presents those Named Executive Officers, executive officers as a group, and non-executive officer employees as a group having received option grants and restricted stock units under the 1998 Equity Participation Plan since its inception :

Name of Individual or Group	Number of Units Granted	Dollar Value of Units Granted(1)
Michael L. Parodi	900,000	$ 721,080
Thomas R. Mika	1,150,000	$ 900,550
Steven Selbrede	278,140	$ 285,949
Vahan Tchakerian	317,882	$ 323,923
Carole Anne Demachkie	280,000	$ 216,890
All executive officers (12 individuals), as a group	4,907,522	$3,849,119
All employees who are not executive officers, as a group	2,309,396	$2,292,685

_________________

(1)     Dollar Value of Shares Granted is an estimate based on the values calculated when applying the Black-Scholes Single Option Valuation Method, which does not take into account the vesting term and consequent exercisability of any individual option. The restricted stock units are valued at the closing price of our stock on the day of grant.

        On July 5, 2005, the Compensation Committee approved the issuance of 600,000 restricted stock units under the 1998 Equity Participation Plan to Brad Mattson, the Chairman of our Board of Directors. The restricted stock units are fully vested. Each restricted stock unit will entitle Mr. Mattson to receive one share of our common stock. The shares of our common stock distributable pursuant to the restricted stock units will not be distributed until the earliest of: (1) March 6, 2006, (2) Mr. Mattson’s termination of employment or service with us, (3) Mr. Mattson’s death or disability, or (4) the date immediately prior to a change in control. Under no circumstances may the time or schedule of distribution of stock pursuant to the restricted stock units be accelerated. The restricted stock units will be distributed in a lump sum in shares of our common stock on the applicable distribution date (except in the case of a distribution commencing on March 6, 2006, in which case the shares will be distributed in three equal quarterly installments on March 6, 2006, May 29, 2006 and August 28, 2006). Mr. Mattson will have no voting or dividend rights prior to the time when our common stock is distributed pursuant to the restricted stock units.

        In addition, Mr. Mattson entered into a letter agreement with us on July 5, 2005, whereby we agreed to issue to him an additional 400,000 restricted stock units under the 1998 Equity Participation Plan on the date such grant would be permissible under the plan’s award limit. In the event Proposal No. 2 is approved by our stockholders at the Annual Meeting, we will issue these additional restricted stock units to Mr. Mattson on the date of the Annual Meeting. In the event Mr. Mattson is not eligible to receive an award of such restricted stock units under the 1998 Equity Participation Plan on such date, and subject to applicable law, we will use our best efforts to issue the restricted stock units to Mr. Mattson on such date on the same terms and conditions as would have applied to such grant were Mr. Mattson eligible to receive an award of the restricted stock units under the 1998 Equity Participation Plan. If granted, each restricted stock unit will entitle Mr. Mattson to receive one share of our common stock. The shares of our common stock distributable pursuant to the restricted stock units will not be distributed until the earliest of: (1) November 20, 2006, (2) Mr. Mattson’s termination of employment or service with us, (3) Mr. Mattson’s death or disability, or (4) the date immediately prior to a change in control. Under no circumstances may the time or schedule of distribution of stock pursuant to the restricted stock units be accelerated. The restricted stock units will be distributed in a lump sum in shares of our common stock on the applicable distribution date (except in the case of a distribution commencing on November 20, 2006, in which case the shares will be distributed in two equal installments on November 27, 2006 and February 26, 2007). Mr. Mattson will have no voting or dividend rights prior to the time when our common stock is distributed pursuant to the restricted stock units.

        On July 5, 2005, the Compensation Committee also approved the issuance of 150,000 restricted stock units under the Plan to Thomas R. Mika, our Chief Executive Officer. The restricted stock units granted to Mr. Mika are fully vested. Each restricted stock unit will entitle Mr. Mika to receive one share of our common stock. The shares of our common stock distributable pursuant to the restricted stock units will not be distributed until the earliest of: (1) June 13, 2008 (2) Mr. Mika’s termination of employment or service with us, (3) Mr. Mika’s death or disability, or (4) the date immediately prior to a change in control. Under no circumstances may the time or schedule of distribution of stock pursuant to the restricted stock units be accelerated. The restricted stock units will be distributed 150,000 in shares of our common stock on the applicable distribution date. Mr. Mika will have no voting or dividend rights prior to the time when our common stock is distributed pursuant to the restricted stock units.

        All future grants under the 1998 Equity Participation Plan are within the discretion of the Compensation Committee and the benefits of such grants are, therefore, not determinable.

Required Vote

        The approval of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal No. 2.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SEVENTH AMENDED AND RESTATED 1998 EQUITY PARTICIPATION PLAN.

PROPOSAL NO. 3

APPROVAL OF THE FIFTH AMENDED AND RESTATED OPTION PLAN FOR OUTSIDE DIRECTORS

        On July 15, 2005, our Board of Directors, subject to stockholder approval, unanimously adopted the Fifth Amended and Restated Option Plan for Outside Directors of Tegal Corporation (as amended, the “Directors’ Plan”) to increase the number of shares available for issuance under the Directors’ Plan from 1,600,000 to 4,000,000 shares.

        The Board of Directors also approved an amendment to the Directors’ Plan on such date to provide that an outside director shall automatically be granted an option to purchase 100,000 shares of our common stock upon such outside directors’ initial election or appointment to the Board of Directors, which amendment is not subject to stockholder approval. Previously, the Directors’ Plan provided that outside directors were eligible to receive an initial option to purchase 50,000 shares of our common stock. In addition, the Board of Directors approved an amendment to the Directors' Plan to provide that each outside director shall receive an option to purchase 50,000 shares of our common stock on the date of each annual meeting of the Company's stockholders at which such outside director is re-elected to the Board of Directors which amendment is not subject to shareholder approval. Previously, the Directors' Plan provided that outside directors were eligible to receive an option of 25,000 shares of common stock on the date of each annual meeting of the Company's stockholders at which such an outside director is re-elected to the Board of Directors.

        Time commitments for service as a director of public companies have increased in recent years, especially with the new requirements imposed by the Sarbanes-Oxley Act. These increasing demands on directors’ time have greatly increased the competition for potential directors who possess the talents, skills, judgment, personal attributes and other characteristics of an outstanding director. This competition is especially keen with respect to persons who are not officers or employees of the corporation for which they are asked to serve as directors. The Board of Directors adopted the amended and restated Directors’ Plan to enhance the Company’s ability to attract and retain well-qualified individuals to serve as directors of the Company.

        As of March 31, 2005, 1,600,000 shares of Common Stock were reserved for issuance under the Directors’ Plan. As of March 31, 2005, 925,000 shares remained available for issuance under the Directors’ Plan, and 640,000 shares were subject to outstanding options.

        The principal features of the Directors’ Plan are summarized below, but the summary is qualified in its entirety by reference to the Directors’ Plan, which is attached hereto as Appendix C to this Proxy Statement.

        The Directors’ Plan is administered by the Board of Directors. The Board of Directors has the power to interpret the Directors’ Plan and the options issued thereunder and to adopt such rules for the administration, interpretation and application of the Directors’ Plan as are consistent therewith and to interpret, amend or revoke any such rules.

        Options will be granted to any member of the Board of Directors who is not an employee (as defined under Section 3401(c) of the Internal Revenue Code) of the Company or its subsidiaries (an “outside director”).

        Assuming approval of this Proposal No. 3, a maximum of 4,000,000 shares of common stock may be issued upon exercise of options granted under the Directors’ Plan. The Directors’ Plan provides for the issuance of equity interests in the Company in the form of stock options that do not qualify as “incentive stock options,” as defined under Section 422 of the Internal Revenue Code.

        An outside director shall automatically be granted an option to purchase 100,000 shares of our common stock upon such outside director’s initial election or appointment to the Board of Directors, which option shall vest on the first anniversary of the date of the grant, provided that such outside director continues to serve as an outside director on such date. Each outside director shall automatically be granted an option to purchase 50,000 shares of our common stock on the date of each annual meeting of our stockholders at which such outside director is re-elected to the Board of Directors. However, an outside director that receives an initial option to purchase 100,000 shares of our common stock as described above will not be eligible to receive an option on the date of his re-election to the Board of Directors until his or her initial option has vested in full. These annual grants will vest in twelve equal installments on the first day of each calendar month following the date of grant, subject to the outside director’s continued service as an outside director on each such date.

        The Directors’ Plan also provides that the Board of Directors may make discretionary grants of stock options to outside directors on the terms and conditions described in the Directors’ Plan.

        Under the Directors’ Plan, outside directors are permitted to elect to receive their director’s fee in the form of options instead of cash compensation. The election must be made at least six months prior to the date the outside director would otherwise receive his director’s fee (the “Payment Date”) and will be irrevocable. The election will remain in effect for subsequent years unless the outside director revokes the election at least six months prior to the relevant Payment Date. Options received in lieu of cash compensation will be fully vested and exercisable on the date the options are granted.

        Notwithstanding the foregoing, an outside director may not exercise an otherwise exercisable option unless such outside director attended at least 75% of the meetings of the Board of Directors during the twelve month period (the “Attendance Period”) preceding the date of exercise of such option; provided, however, that installments of such option which become exercisable prior to the commencement of the Attendance Period will remain exercisable by the outside director.

        Unless otherwise provided by the Board of Directors, the price of the shares subject to each option granted under the Directors’ Plan will be the fair market value of such shares on the date such option is granted. The exercise price per share of each option received in lieu of cash compensation will be determined using a Black-Scholes formula.

        Options granted under the Directors’ Plan may be exercised within ten years from the date the options were granted. A director terminating his or her directorship may exercise options for the period of time specified in the applicable option agreement, to the extent that the option is vested and exercisable on the date of termination. No options may be exercised more than ten years from the date an option was granted. An option granted under the Directors’ Plan will become exercisable as to all shares covered thereby upon certain corporate transactions or a change of control, as more specifically provided in the Directors’ Plan.

        The Board of Directors may amend, suspend or terminate the Directors’ Plan at any time. However, the Board of Directors is required to obtain stockholder approval for amendments that (a) increase the limits imposed on the maximum number of shares which may be under the Directors’ Plan, (b) extend the limit on the period during which options may be granted or (c) amend or modify the Directors’ Plan in a manner that requires approval under any applicable law or stock exchange rules.

        Assuming approval of this Proposal No. 3, no options may be granted under the Directors’ Plan after July 15, 2015.

Securities Laws and Federal Income Taxes

        Securities Laws. The Directors’ Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The Directors’ Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Directors’ Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        Nonqualified Stock Options. Nonqualified stock options granted under the Directors’ Plan will be taxed as described above under Proposal No. 2 with respect to the 1998 Equity Participation Plan.

        Section 409A of the Internal Revenue Code. See the description of Section 409A of the Internal Revenue Code above under Proposal No. 2 with respect to the 1998 Equity Participation Plan. Certain awards under the Directors’ Plan generally will be subject to the requirements of Section 409A in form and in operation. For example, non-qualified stock options granted with an exercise price less than fair market value on the date of grant generally will be subject to Section 409A.

New Plan Benefits

        The following table presents those directors having received benefits from the Directors’ Plan since its inception:

Name of Individual or Group	Number of OptionsGranted	Dollar Value of Options Granted(1)
Edward A. Dohring	270,000	$331,418
Jeffrey M. Krauss	270,000	$335,860
H. Duane Wadsworth	120,000	$96,563
All directors, as a group	660,000	$763,841

_________________

(1)     Dollar Value of Shares Granted is an estimate based on the values calculated when applying the Black-Scholes Single Option Valuation Method, which does not take into account the vesting term and consequent exercisability of any individual option.

        Our outside directors will also be eligible to receive option grants in the future under the Directors’ Plan pursuant to the automatic grant provisions described above.

Required Vote

        The approval of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal No. 3.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE FIFTH AMENDED AND RESTATED OPTION PLAN FOR OUTSIDE DIRECTORS.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER

EQUITY COMPENSATION PLANS

        The following table sets forth information as of March 31, 2005 for all of our equity compensation plans, including our 1998 Equity Participation Plan, our 1990 Stock Option Plan, our Equity Incentive Plan and our Stock Option Plan for Outside Directors.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by
security holders	11,964,205	$1.84	4,591,096	(1)
Equity compensation plans not approved by
security holders	—	—	—
Total	11,964,205	$1.84	4,591,096

_________________

(1)     Excludes 540,952 shares remaining available for future issuance under our Employee Qualified Stock Purchase Plan and excludes the proposed increase of 10,000,000 shares to the 1998 Equity Participation Plan described above under Proposal No. 2 and the proposed increase of 2,400,000 shares to the Option Plan for Outside Directors described above under Proposal No. 3.

PRINCIPAL STOCKHOLDERS AND

OWNERSHIP OF STOCK BY MANAGEMENT

        The following table sets forth information with respect to the beneficial ownership of shares of our common stock by our directors, the individuals named in the Summary Compensation Table, all directors and executive officers as a group and beneficial owners of more than 5% of our common stock as of July 15, 2005. For purposes of this proxy, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or dispose of securities, regardless of any economic interest therein. An asterisk denotes beneficial ownership of less than 1%.

Name of Beneficial Owner	Position	Shares Beneficially Owned(1)	Percent of Class(1)
Brad S. Mattson(2)	Chairman of the Board,	650,000	1.08%

Thomas R. Mika(3)	President & Chief Executive Officer	756,083	1.26%

Christine T. Hergenrother(4)	Vice President & Chief Financial Officer	20,000	*

Steven Selbrede(5)	Vice President & Chief Technology Officer	166,765	*

Vahan Tchakerian(6)	Vice President, Sales and Field Operations, North America	88,107	*

Andy Clarke(7)	Vice President, Strategic PVD Product	318,830	*

Michael L. Parodi(8)	Former Chairman of the Board, President and Chief Executive Officer	974,000	1.61%

Carole Anne Demachkie(9)	Former Vice President & General Manager, Sputtered Films, Inc.	2,293	*

Jeffrey M. Krauss(10)	Director	279,000	*

Edward A. Dohring(11)	Director	271,000	*

H. Duane Wadsworth(12)	Director	160,000	*

Directors and Executive Officers as a group (11 individuals)(13)		3,686,078	5.88%

5% Stockholders
Special Situations Funds(14)		5,464,806	8.80%

_________________

(1) Applicable percentage of ownership is based on 59,403,299 shares of common stock outstanding as of July 15, 2005. The number of shares of common stock beneficially owned and calculation of percent ownership of each person or group of persons named above, in each case, takes into account those shares underlying warrants and stock options that are currently exercisable, but which may or may not be subject to our repurchase rights held by such person or persons but not for any other person.

(2) Includes options to purchase 650,000 shares of common stock which are exercisable within 60 days and excludes options to purchase
    750,000 shares which are not so exercisable.

(3) Includes options to purchase 702,083 shares of common stock which are exercisable within 60 days and excludes options to purchase
    297,917 shares which are not so exercisable.

(4) Includes options to purchase 20,000 shares of common stock which are exercisable within 60 days and excludes options to purchase
    195,000 shares which are not so exercisable.

(5) Includes options to purchase 166,765 shares of common stock which are exercisable within 60 days and excludes options to purchase
    111,375 shares which are not so exercisable.

(6) Includes options to purchase 88,107 shares of common stock which are exercisable within 60 days and excludes options to purchase
    229,775 shares which are not so exercisable.

(7) Includes options to purchase 83,250 shares of common stock which are exercisable within 60 days and excludes options to purchase
    183,250 shares which are not so exercisable.

(8) Includes options to purchase 922,500 shares of common stock which are exercisable within 60 days and excludes options to purchase
    0 shares which are not so exercisable.

(9) Includes options to purchase 0 shares of common stock which are exercisable within 60 days and excludes options to purchase 0 shares which are not so exercisable.

(10) Includes options to purchase 250,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 0 shares which are not so exercisable.

(11) Includes options to purchase 270,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 0 shares which are not so exercisable.

(12) Includes options to purchase 120,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 0 shares which are not so exercisable.

(13) Includes options to purchase 3,272,705 shares of common stock which are exercisable within 60 days and excludes options to purchase 1,767,317 shares which are not so exercisable.

(14) Includes 2,800,000 shares of common stock and 2,664,806 shares of common stock underlying warrants beneficially owned by Special Situations Funds. Special Situations Fund III, L.P., holds 1,495,200 shares of common stock and 747,600 shares of common stock underlying warrants; Special Situations Cayman Fund, L.P., holds 378,000 shares of common stock and 189,000 shares of common stock underlying warrants;  Special Situations Private
    Equity Fund, L.P., holds 389,760 shares of common stock and 940,823 shares of common stock underlying warrants; Special Situations Technology Fund, L.P., holds 73,640 shares of common stock and 121,805 shares of common stock underlying warrants; and Special Situations Technology Fund II, L.P., holds 463,400 shares of common stock and 665,578 shares of common stock underlying warrants.  MGP Advisers Limited (“MGP”) is the general partner of Special Situations Fund III, L.P.  AWM Investment Company, Inc. (“AWM”) is the general partner of MGP and the general partner of and investment adviser to the Special Situations Cayman Fund, L.P.
    SST Advisers, L.L.C. (“SSTA”) is the general partner of and investment adviser to the Special Situations
    Technology Fund, L.P. and the Special Situations Technology Fund II, L.P. MG Advisers, L.L.C. (“MG”) is the
    general partner of and investment adviser to the Special Situations Private Equity Fund, L.P.  Austin W.
    Marxe and David M. Greenhouse are the principal owners of MGP, AWM, SSTA and MG.  Through their control of
    MGP, AWM, SSTA and MG, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above  Special Situations Funds are located at 153 E. 53rd Street, New
    York, NY 10022. These funds have the right to purchase additional shares subject to stockholder approval.
    See Proposal No. 5.

PROPOSAL NO. 4

APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

        On July 15, 2005, the Board of Directors approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock for issuance from 100,000,000 to 200,000,000. The Board of Directors recommends that the Company’s stockholders approve this amendment.

        As of July 15, 2005, the number of outstanding shares of common stock was 59,403,299, and the number of authorized shares of common stock reserved for issuance pursuant to options, warrants, contractual commitments or other arrangements was 19,991,473. The number of authorized shares of common stock reserved for issuance pursuant to options, warrants, contractual commitments or other arrangements after the Second Closing (as defined in Proposal No. 5 below) will be 46,549,165 (includes 3,150,000 shares of common stock underlying warrants issued in the initial closing on July 14, 2005, 14,157,692 shares of common stock underlying warrants to be issued in the Second Closing (assuming stockholder approval of Proposal No. 5), 10,000,000 shares of common stock from the increase to the 1998 Equity Participation Plan (assuming stockholder approval of Proposal No. 2), and 2,400,000 shares of common stock from the increase to the Directors’ Plan (assuming stockholder approval of Proposal No. 3).

        The Company anticipates that approximately 28,315,385 of the additional authorized shares of common stock will be used for the issuance of common stock and an additional 14,157,692 shares of common stock will be reserved for issuance upon exercise of warrants to be issued to the group of private investors as discussed above in Proposal No. 5. If the amendment to our certificate of incorporation is not approved, we will be unable to complete the Second Closing of the financing transaction described in Proposal No. 5 and we may be unable to continue as a going concern. The additional authorized shares for which stockholder approval is sought may be used by the Company for other purposes, including, without limitation, the issuance of stock to obtain additional capital or the issuance of stock in connection with stock dividends, stock splits or other equity compensation and employee benefit plans that may be adopted in the future.

        The added flexibility of having additional authorized shares available for the purposes described in the preceding paragraphs without the expense and delay of obtaining stockholder approval at the time of the issuance of additional shares is now considered by the Board of Directors to far outweigh the dilution to our outstanding common stock noted in Proposal No. 5 below and the cost savings of maintaining fewer authorized shares. As of July 15, 2005, 20,605,228 authorized and unissued shares are not reserved for any specific use and are available for future issuances. Assuming this Proposal No. 4 is approved, the number of authorized and unissued shares not reserved for any specific use and available for future issuances will be 65,732,151, and the Board of Directors will be entitled to authorize the issuance of the additional shares of common stock without further approval of the Company’s stockholders, subject to any applicable laws or Nasdaq rules which require stockholder approval for certain stock issuances, such as the issuance of shares equal to or greater than 20% of the number of shares of common stock currently outstanding or shares issued in connection with the sale or other change of control of Tegal. Currently, we do not anticipate that the additional shares will be used for any significant transactions.

Possible Existing Anti-Takeover Effect of Our Articles, By-laws and Agreements

        Under certain circumstances, an increase in the authorized number of shares of common stock could have an anti-takeover effect by making it more difficult for a person or group to obtain control of the Company (and thereby remove incumbent management) by means of a tender offer, merger or other transaction. For example, the Company’s issuance of additional shares in a public or private sale, merger or other transaction or pursuant to the exercise of rights pursuant to our stockholder rights plan would increase the number of outstanding shares and thereby dilute the equity interest and voting power of a person who is attempting to obtain control of the Company. By potentially discouraging initiation of an attempt by a third party to gain control of the Company, the proposed increase in the authorized number of shares could, under certain circumstances, limit the ability of stockholders to dispose of their shares at the higher prices that are sometimes available in takeover attempts or similar transactions.

        Each holder of our common stock is entitled to one vote per share held of record on all matters submitted to a vote of the stockholders. There are no cumulative voting or preemptive rights applicable to any shares of common stock. All shares of common stock are entitled to participate pro rata in distributions and in such dividends as may be declared by the Board of Directors out of funds legally available therefore, subject to any preferential dividend rights of outstanding shares of preferred stock. Subject to the prior rights of creditors, all shares of common stock are entitled in the event of liquidation, dissolution or winding up of Tegal to participate ratably in the distribution of all the remaining assets of Tegal after distribution in full of preferential amounts, if any, to be distributed to holders of preferred stock. However, the rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of any series of preferred stock which we may designate and issue in the future. Our common stock is also subject to the Rights Agreement dated June 11, 1996, as amended, between us and Registrar and Transfer Company, as rights agent, in which each share of our common stock includes one common share purchase right. Additional details regarding our rights plan can be found on our most recent Form 10-K, which has been previously filed with the SEC.

        The Board of Directors has the authority, without further action by the stockholders, to issue up to 5,000,000 shares of preferred stock in one or more series and to fix the rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting any series or the designation of such series, without any further vote or action by stockholders. We believe that the Board of Directors’ ability to issue preferred stock on such a wide variety of terms will enable the preferred stock to be used for important corporate purposes, such as financing acquisitions or raising additional capital. However, were it inclined to do so, the Board of Directors could issue all or part of the preferred stock with (among other things) substantial voting power or advantageous conversion rights. Such stock could be issued to persons deemed by the Board of Directors likely to support current management in a contest for control of Tegal, either as a precautionary measure or in response to a specific takeover threat. We have no current plans to issue preferred stock.

        The voting provisions of the common stock and the broad discretion conferred upon the Board of Directors with respect to the issuance of preferred stock (including the power to confer preferential voting rights) could substantially impede the ability of one or more stockholders (acting in concert) to acquire sufficient influence over the election of directors and other matters to effect a change in control or management of Tegal, and the Board of Directors’ ability to issue preferred stock could also be utilized to change the economic and control structure of Tegal. As a result, such provisions, together with certain other provisions of the Bylaws, may be deemed to have an anti-takeover effect and may delay, defer or prevent a tender offer or takeover attempt that a particular stockholder might consider in such stockholders’ best interest, including attempts that might result in a premium over the market price for the shares of common stock held by such stockholder.

        Notwithstanding the foregoing, the proposal by the Board of Directors to increase the number of authorized shares of stock is not being made in response to any effort known by the Board of Directors to acquire control of the Company by means of a merger, accumulation of stock, tender offer, solicitation in opposition to management or otherwise, and the Board of Directors does not presently intend to adopt or propose other anti-takeover provisions not described in this Proxy Statement.

        The text of the form of amendment to our Certificate of Incorporation that would be filed with the Secretary of State of the State of Delaware to effect the increase in authorized shares is set forth in Appendix D to this proxy statement; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the increase in authorized shares. If the increase in authorized shares is approved by the stockholders, our Certificate of Incorporation would be amended accordingly.

Required Vote

        The approval of a majority of the shares of common stock entitled to be cast at the Annual Meeting is required for approval of Proposal No. 4.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

PERFORMANCE GRAPH

Graph produced by Reserch Data Group, Inc. 5/6/05
                                                 3/00       3/01       3/02      3/03         3/04       3/05
 Tegal Corporation..............................100.00.   45.28      18.11     5.74         32.45        21.58
 NASDAQ Stock Market (U.S.)....................100.00..   47.20      41.66     22.38        38.67        37.64
 Peer Group....................................100.00..   48.24      63.40     30.22        48.41        39.66

o        $100 Invested on 3/31/00 in stock or index, including investment of dividends. Fiscal year ending March 31.

o         + Peer group consists of the following companies: Applied Materials Inc., Genus Inc., KLA-Tencor Corp., Lam Research Corp.,
         Mattson Technology, Inc., Novellus Systems, Inc. and Trikon Technologies, Inc.

PROPOSAL NO. 5

APPROVAL OF THE FINANCING TRANSACTION

        Effective July 6, 2005, we entered into a financing transaction subject to stockholder approval in which we may sell and issue, to a group of private investors unregistered shares of our common stock and warrants to purchase shares of common stock. All of these securities will be sold in a private placement pursuant to Regulation D of the Securities Act of 1933, as amended (the “Act”), solely to accredited investors, as defined in Rule 501 of the Act.

Details of the Transaction

        As part of the first closing of this financing transaction, on July 14, 2005, we sold 6,300,000 shares, at a purchase price of $0.65 per share, and five-year warrants to purchase an aggregate of 3,150,000 shares of common stock, at an exercise price of $1.00 per share (subject to adjustment described below), for an aggregate purchase price of $4,095,000. The closing sales price of our common stock on July 14, 2005 was $0.84 per share.

        Under Nasdaq marketplace rules, the sale of additional shares to these private investors in a second closing (the “Second Closing”) requires stockholder approval because it will result in the issuance of a number of shares of common stock equal to or greater than 20% of the number of shares of common stock currently outstanding. If stockholders approve this Proposal No. 5, at the Second Closing we intend to sell 28,315,385 shares of common stock and five-year warrants to purchase an aggregate of 14,157,692 shares of common stock at an exercise price of $1.00 per share (subject to adjustment described below), to the group of private investors for an aggregate purchase price of $18,405,000. We will only be able to complete the Second Closing if our stockholders approve Proposals No. 4 and 5.

        The warrants issued to each investor are for an amount up to 50% of the number of shares of common stock purchased by such investor in the financing transaction. The exercise price is $1.00 per share of common stock purchased, subject to adjustment in the following instances:

(a)

if we pay a dividend or make a distribution on our common stock in shares of common stock, subdivide our outstanding shares of common stock into a greater number of shares or combine our outstanding shares of common stock into a smaller number of shares or issue by reclassification of our outstanding shares of common stock any shares of our capital stock (including any such reclassification in connection with a consolidation or merger in which Tegal is the continuing corporation), then the number of warrant shares purchasable upon exercise of the warrant and the warrant price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted so that the warrantholder shall be entitled to receive the number of shares of common stock or other capital stock which the warrantholder would have received if the warrant had been exercised immediately prior to such event.

(b)

If any capital reorganization, reclassification of our capital stock, consolidation or merger with another corporation in which Tegal is not the survivor, or sale, transfer or other disposition of all or substantially all of our assets to another corporation shall be effected, then each warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the warrant shares, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore issuable upon exercise of the warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place.

(c)

If we shall fix a payment date for the making of a distribution to all holders of common stock (including any such distribution made in connection with a consolidation or merger in which Tegal is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in (a) above), or subscription rights or warrants, the warrant price in effect after such payment date shall be determined by multiplying the warrant price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of common stock outstanding multiplied by the market price per share of common stock immediately prior to such payment date, less the fair market value (as determined by our Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of common stock outstanding multiplied by such market price per share of Common Stock immediately prior to such payment date.

(d)

Except as provided in this subsection (d), if and whenever we shall issue or sell, or in accordance with the terms of the warrants, deemed to have issued or sold any warrants, rights or options for the purchase of common stock (collectively “options”) or any stock or security convertible into or exchangeable for common stock (collectively “convertible securities”), or pay a dividend or make any other distribution upon any of our capital stock (other than the common stock) payable in common stock, options or convertible securities for no consideration or for a consideration per share less than the warrant price in effect immediately prior to the time of such issue or sale (each event being a “Trigger Issuance”), then and in each such case the then-existing warrant price shall be reduced accordingly and the number of shares of common stock for which the warrants are exercisable shall be increased accordingly. We shall not be required to make any adjustment of the warrant price in the case of the issuance of (i) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of Tegal in connection with their service as directors of Tegal, their employment by Tegal or their retention as consultants by Tegal pursuant to an equity compensation program approved by the Board of Directors or the Compensation Committee, (B) shares of common stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date the warrant, provided such securities are not amended after the date of the warrant to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (C) securities issued in connection with this financing transaction, and (D) shares of common stock issued or issuable by reason of a dividend, stock split or other distribution on shares of common stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the warrant price pursuant to the other provisions of the warrant).

        Each warrant is exercisable in whole or in part any time for five years after its date of issuance, at which time it expires. The warrants can be exercised via a “cashless” exercise, which means that holders of the warrants shall have the right to exercise the warrants in full or in part by surrendering shares of common stock or warrants as payment of the aggregate purchase price per share for the warrants to be exercised. For example, if the exercise price for exercising a warrant to purchase 100 shares of common stock is $50.00, the holder may pay the exercise price by surrendering 70 shares of common stock or a warrant representing that number of shares of common stock, assuming a market price of $0.72 per share. We are seeking approval of the full adjustment of the warrans, as described above, as part of this Proposal No. 5.

        In connection with the sale of the shares of common stock on July 14, 2005, we are obligated to file by August 13, 2005 a registration statement relating to the resale of common stock and common stock issuable upon the exercise of the warrants (the “warrant shares”) issued in the first closing which we must keep effective for up to two years. Subject to stockholder approval of this Proposal No. 5, we anticipate filing a second registration statement after the Second Closing covering the common stock and common stock issuable upon exercise of warrants issued in the Second Closing. If we fail to comply with our registration obligations, we would be subject to liquidated damages in an amount equal to 1.5% of the aggregate amount invested by the investors holders for each 30-day period or pro rata for any portion thereof following the date by which a registration statement should have been filed.

        Under the terms of the financing transaction, Dahlman, Rose & Company LLC, our financial advisor, is entitled to a cash fee of 7% of the gross proceeds of the financing (approximately $1,288,350 assuming stockholder approval of the transaction and the consummation of the Second Closing), provided that we shall not be obliged to pay this fee unless and until the stockholders approve the financing and the Second Closing has been consummated. Approximately $286,650 was previously paid to Dahlman, Rose & Company LLC in the first closing.

        In their role as our financial advisor, Dahlman, Rose & Company, LLC, negotiated the terms of the proposed transaction and solicited proposed investors.

        In the first closing of the financing, we sold 6,300,000 shares of common stock and warrants to purchase an aggregate of 3,150,000 shares of common stock to a group of private investors for an aggregate purchase price of $4,095,000. Assuming no adjustment to the warrant exercise price and assuming all the warrants have been exercised, the percentage of our common stock that held by those investors as of July 15, 2005 would be 35%. Upon stockholder approval, we will complete the Second Closing by selling 28,315,385 shares of common stock and warrants to purchase an aggregate of 14,157,692 shares of common stock for an aggregate purchase price of $18,405,000 to the same investors. Assuming no adjustment to the warrant exercise price and assuming all the warrants have been exercised and no additional shares are issued following the Second Closing, the investors will own approximately 50% of our outstanding shares. Except for Special Situations, a prior investor and Ernie Dahlman, a beneficial or control person for Trimble Place, an investor in the proposed transaction, Tegal has no prior affiliation with any of the proposed investors. Mr. Dahlman is a principal of Dahlman, Rose & Company, LLC, who acted as financial advisor to the Company in this transaction.

        In connection with the financing, we amended our stockholder rights plan to exempt Special Situations and its affliates from the plan. For additional information, please see our current report on Form 8-K filed July 19, 2005.

Investors

        The following table sets forth the names of the investors, the number of shares of our common stock, including warrant shares, beneficially owned after the initial closing and the aggregate number of shares, including warrant shares to be beneficially owned by such investors following the Second Closing. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Percentage ownership is based on 59,403,299 shares of common stock outstanding as of July 15, 2005.

                                                                    Shares beneficially owned   Shares beneficially owned
                                       Shares beneficially owned        after the Initial            after the Second
Name of Investors                        prior to the Initial               Closing(1)                  Closing(1)
                                              Closing(1)
                                             Shares        Percent       Shares        Percent        Shares        Percent
Special Situations Fund,                         --             --    2,242,800           3.73    12,323,077         13.42
III,L.P.(2)
Special Situations Cayman Fund,                  --             --      567,000           0.95     3,115,385          3.51
L.P.(2)
Special Situations Private Equity           745,943           1.24    1,330,583           2.20     3,958,250          4.42
Fund, L.P.(2)
Special Situations Technology                84,985           0.14      195,445           0.33       691,908          0.78
Fund, L.P.(2)
Special Situations Technology Fund          433,878           0.73    1,128,978           1.89     4,253,109          4.77
II, L.P.(2)
Silver Oak Investments(3)                        --             --     1,260,00           2.11     6,923,078          7.69
Iroquois Capital(4)                              --             --      840,000           1.41     4,615,385          5.17
Bonanza Capital(5)                               --             --    1,680,000           2.80     9,230,769         10.17
Trimble Place(6)                                 --             --    1,050,000           1.76     5,769,231          6.44
SRB Greenway Offshore Operating                  --             --       28,846           0.05       159,000          0.18
Fund, L.P.(7)
SRB Greenway Capital (QP), L.P.(7)               --             --      345,692           0.58     1,899,000          2.15
SRB Greenway Capital, L.P.(7)                    --             --       45,462           0.08       249,693          0.28
Total                                     1,264,806                  10,714,806                   53,187,885

(1)      Assumes the cash exercise of all warrants to be held by such investors with no adjustment to the warrant exercise price.

(2)      MGP Advisers Limited (“MGP”) is the general partner of Special Situations Fund III, L.P.  AWM Investment
         Company, Inc. (“AWM”) is the general partner of MGP and the general partner of and investment adviser to the
         Special Situations Cayman Fund, L.P.  SST Advisers, L.L.C. (“SSTA”) is the general partner of and investment adviser to the Special Situations Technology Fund, L.P. and the Special Situations Technology Fund II, L.P.
         MG Advisers, L.L.C. (“MG”) is the general partner of and investment adviser to the Special Situations
         Private Equity Fund, L.P.  Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM, SSTA and MG.  Through their control of  MGP, AWM, SSTA and MG, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above.

(3)      Murray Todd is the beneficial owner or control person for Silver Oak Investments.

(4)      Joshua Silverman is the beneficial owner or control person for Iroquois Capital.

(5)      Brian Ladin is the beneficial owner or control person for Bonanza Capital.

(6)      Ernie Dahlman is the beneficial owner or control person for Trimble Place.  Mr. Dahlman is a principal of Dahlman, Rose &
         Company, LLC, who acted as financial advisor to the Company in this transaction.

(7)      Steven Becker is the beneficial owner or control person for Greenway Capital.

Use of Proceeds

        We intend to use the proceeds from this financing transaction for general corporate purposes and working capital.

        This financing will significantly dilute your stockholding. However, our history of net losses and negative cash flows from operations have raised substantial doubt as to our ability to continue as a going concern, and our auditors have included a going concern uncertainty explanatory paragraph in their latest auditors' report dated May 27, 2005 which is included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2005. Therefore, if our stockholders do not approve the proposals necessary to secure the proposed investment, Tegal may be compelled to cease operations and we could be forced to liquidate.

Required Vote

        The approval of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Proposal No. 5.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THIS FINANCING TRANSACTION.

PROPOSAL NO. 6

APPROVAL TO THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO ENABLE AND AUTHORIZE THE BOARD TO ADOPT, AMEND AND REPEAL BYLAWS

        At the Annual Meeting, stockholders will be asked to approve or ratify an amendment to our Certificate of Incorporation proposed by resolution of the Board of Directors, which would enable and authorize the Board of Directors to adopt, amend and repeal our bylaws.

        In the past it has become necessary and appropriate for us from time to time to adopt, amend or repeal our bylaws, and it is anticipated that it may be necessary and/or appropriate for us to continue to do so from time to time in the future. However, pursuant to the provisions of the General Corporation Law of the State of Delaware, it is generally required that any adoption, amendment or repeal of a corporation's bylaws be approved by such corporation's stockholders unless the right to do so is delegated to such corporation's board of directors as provided for in such corporation's certificate of incorporation. More particularly, Section 109(a) of the Delaware General Corporation Law provides, in pertinent part, that "[a]fter a corporation has received any payment for any of its stock, the power to adopt, amend or repeal bylaws shall be in the stockholders entitled to vote; provided, however, any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors."

        It has been impractical and expensive in the past, and it is anticipated that it will continue to be impractical and expensive in the future, for us to obtain the necessary approval of our stockholders in order to adopt, amend or repeal any of our bylaws. Consequently, the Board of Directors believes that it is in best interests of Tegal and its stockholders that the Certificate of Incorporation be amended to provide, and to delegate, to the Board of Directors the right, power and authority to adopt, amend or repeal any of our bylaws. Please note that, in accordance with Delaware law, the fact that such a powers is conferred upon the Board of Directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws. More particularly, it is proposed that the Certificate of Incorporation be amended by adding as a new Article TENTH the following:

"TENTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, (i) the Board is expressly authorized and empowered to make, amend, supplement or repeal the Bylaws in any manner, without the assent or vote of the stockholders, not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation, and (ii) the stockholders may change or amend or repeal the Bylaws in any manner pursuant to a vote of a majority of the voting power of the outstanding shares of capital stock entitled to vote."

        The text of the form of amendment to our Certificate of Incorporation that would be filed with the Secretary of State of the State of Delaware to effect the Board of Directors' power to adopt, amend or repeal our bylaws is set forth in Appendix D to this proxy statement; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the Board of Directors' power to adopt, amend or repeal our bylaws. If the amendment to the Certificate of Incorporation is approved by the stockholders, our Certificate of Incorporation would be amended accordingly.

Required Vote

        The approval of a majority of the shares of common stock entitled to be cast is required for approval of Proposal No. 6.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 7

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our Board of Directors appointed the firm of Moss Adams LLP, Independent Registered Public Accounting Firm, to audit our financial statements for the fiscal year ending March 31, 2006. We expect representatives of Moss Adams LLP to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

Previous Changes in Independent Registered Public Accounting Firm

        On July 8, 2004, our Audit Committee dismissed PricewaterhouseCoopers LLP, our Independent Registered Public Accounting Firm. We decided to change accounting firms in order to reduce costs as part of our ongoing efforts to reduce operating expenses. PricewaterhouseCoopers LLP's reports on our consolidated financial statements as of, and for the years ended, March 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for an explanatory paragraph included in each of such reports which explanatory paragraph identified factors raising substantial doubt about our ability to continue as a going concern.

        During the period from April 1, 2002 through July 8, 2004, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its reports on our consolidated financial statements as of and for the years ended March 31, 2004 and 2003. During the period from April 1, 2002 through July 8, 2004, there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for a reportable condition related to: our accounting for its 2% Convertible Debentures Due 2011 (the "2% Convertible Debentures") together with related debt issuance costs; and the expertise of our accounting personnel with respect to generally accepted accounting principles related to complex financing and other transactions. In response to the reportable condition, we restated its financial results and filed an amended quarterly report on Form 10-Q/A for the quarter ended December 31, 2003, which corrected an error in the accounting for the 2% Convertible Debentures and related debt issuance costs. The restatement reflected increased interest expense, net loss, net loss per share, accumulated deficit and additional paid-in capital as well as decreased current assets. The restatement did not impact any reported revenue, operating expenses or operating loss. Management believes that the reportable condition has been remediated. As of June 15, 2004, all of our 2% Convertible Debentures had been converted into our common stock. In addition, we expanded and enhanced our accounting function to include sufficient knowledge of generally accepted accounting principles related to complex financing and other transactions by adding a new certified public accountant to our accounting staff on June 15, 2004.

        We have provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures. A copy of PricewaterhouseCoopers LLP's letter dated July 13, 2004, stating its agreement with such statements, was filed as Exhibit 16.1 to our Current Report on Form 8-K filed July 14, 2004.

        On July 8, 2004, our Audit Committee of the Board of Directors appointed Moss Adams LLP as our new Independent Registered Public Accounting Firm as of July 9, 2004. During the two most recent fiscal years and through July 9, 2004, neither we nor anyone on its behalf consulted Moss Adams LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, nor has Moss Adams LLP provided to us a written report or oral advice regarding such principles or audit opinion.

Audit Fees

        The aggregate fees billed for professional services rendered by Moss Adams, LLP for the audit of our annual financial statements for the fiscal year ended March 31, 2005, the reviews of the financial statements included in our quarterly reports on Form 10-Q for the fiscal year ending March 31, 2005, and services that are normally provided by the Moss Adams, LLP in connection with statutory and regulatory filings and engagements for that fiscal year were $205,385. The aggregate fees for the services listed above rendered by PricewaterhouseCoopers LLP for the fiscal year ending March 31, 2004 were $298,235.

Financial Information Systems Design and Implementation Fees

        Moss Adams LLP did not render any professional services to us of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the fiscal year ended March 31, 2005.

Audit-Related Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services that were reasonably related to the performance of the audit or review of Tegal's financial statements and are not reported above under "Audit Fees" were $8,000 during the fiscal year ending March 31, 2005. The services for the fees disclosed under this category were for work done in relation to the review of prior year numbers in the Company's form 10-K. Audit related fees were $5,000 during fiscal year ending March 31, 2004. The services for the fees disclosed under this category were for work done in relation to the Company's acquisition of Simplus Systems, Inc.

Tax Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance, tax advice, and tax planning were $3,500 during the fiscal year ending March 31, 2005 and $81,931 during the fiscal year ending March 31, 2004.

        The aggregate fees billed by Burr, Pilger & Mayer, LLP for professional services rendered for tax compliance, tax advice, and tax planning were $42,250 during the fiscal year ending March 31, 2005.

Audit Committee Pre-Approval Policies

        The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by the independent auditors. The Audit Committee has established a general pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors. The Chairman of the Audit Committee may specifically approve any service within the pre-approved audit and non-audit service category if the fees for such service exceed the maximum set forth in the policy, as long as the excess fees are not reasonably expected to exceed $50,000. Any such approval by the Chairman must be reported to the Audit Committee at its next scheduled meeting. The general pre-approval fee levels for all services to be provided by the independent auditors are reviewed annually by the Audit Committee. The Company's non-audit services, other than the annual tax return, provided by PricewaterhouseCoopers LLP and Moss Adams, LLP were 35% of the total audit fees for the fiscal year ended March 31, 2005. The Company's annual tax return services provided by Burr, Pilger & Mayer were 20% of the total audit fees for the fiscal year ended March 31, 2005.

Required Vote

        Ratification of the appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm is not required by our bylaws or other applicable legal requirements. However, our board is submitting the selection of Moss Adams LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2006.

AUDIT COMMITTEE REPORT

        Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Audit Committee Report shall not be incorporated by reference into any such filings and shall not otherwise be deemed to be filed under such Acts.

        The Audit Committee of our Board of Directors is comprised of independent directors as required by the listing standards of the Nasdaq National Market. The Audit Committee operates pursuant to a written charter adopted by our Board of Directors, a copy of which has been filed with the SEC.

        The role of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The Independent Registered Public Accounting Firm is responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended March 31, 2005 with management and the Independent Registered Public Accounting Firm. The Audit Committee has discussed with the Independent Registered Public Accounting Firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the Independent Registered Public Accounting Firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the Independent Registered Public Accounting Firm their independence from us. The Audit Committee has also considered whether the Independent Registered Public Accounting Firm's provision of information technology services and other non-audit services to us is compatible with maintaining the Independent Registered Public Accounting Firm's independence.

        Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2005, for filing with the Securities and Exchange Commission.

        Submitted on July 15, 2005 by the members of the Audit Committee of the Board of Directors.

                                                                       Edward A. Dohring
                                                                       Jeffrey M. Krauss
                                                                       H. Duane Wadsworth

CODE OF BUSINESS CONDUCT AND ETHICS

        Our Code of Business Conduct and Ethics is available to stockholders, upon written request, and is posted on the Company’s website. If you would like a copy of our Code, please send your request to: Christine Hergenrother, Secretary, Tegal Corporation, 2201 S. McDowell Blvd, Petaluma, CA 94954.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the SEC. Officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all such forms which they file.

        To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners and other persons subject to Section 16 of the Exchange Act were complied with during the year ended March 31, 2005, with the exception of two Form 3 filings for Messrs. Clarke and Mattson, which were due on March 16 and March 2, 2005 but were filed on March 31 and March 30, 2005, respectively and four late Form 4 filings for Messrs. Clarke, Tchakerian, Selbrede and Mika with regard to stock options granted, which were due on March 29, 2005 for Mr. Clarke and March 15, 2005, for Messrs. Tchakerian, Selbrede and Mika, but were filed on March 31, 2005 and March 16, 2005, respectively.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR THE 2006 ANNUAL MEETING

        Stockholder proposals to be presented at the 2006 annual meeting must be received at our principal executive offices no later than April 22, 2006 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in our bylaws.

        Stockholder proposals to be presented at the 2006 annual meeting must be received at our principal executive offices no later than, July 6, 2006 in order to be considered for inclusion on the 2006 annual meeting agenda. To be eligible for inclusion on the agenda, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in our bylaws.

OTHER MATTERS

        We are not aware of any matters that may come before the meeting other than those referred to in the notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

        Our 2005 annual report for the fiscal year ended March 31, 2005 has been mailed with this proxy statement.

                                                                                    By Order of the Board of Directors

                                                                                             TEGAL CORPORATION

                                                                                             /s/ Thomas R. Mika
                                                                                             THOMAS R. MIKA
                                                                                             President and CEO

Petaluma, California

August 8, 2005

STOCKHOLDERS OF RECORD ON JULY 27, 2005 MAY OBTAIN COPIES OF TEGAL’S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) AND ALL AMENDMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO INVESTOR RELATIONS, TEGAL CORPORATION, 2201 SOUTH MCDOWELL BOULEVARD, PETALUMA, CALIFORNIA 94954.

APPENDIX A

TEGAL CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

        The purpose of the Audit Committee (the “Committee”) is to provide assistance to the Board of Directors (the “Board”) of Tegal Corporation (the “Company”) in fulfilling the Board’s oversight of the Company’s accounting and system of internal controls, the quality and integrity of the Company’s financial reports and the independence and performance of the Company’s outside auditor.

        In the exercise of its oversight, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements fairly present the Company’s financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain under the oversight of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the “business judgment rule” as interpreted by the courts under the Delaware General Corporation Law (the “DGCL”). Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the DGCL to rely, in discharging their oversight role, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts such as the outside auditor. It is acknowledged that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

Membership

        The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. The Committee shall satisfy the independence and experience requirements of The Nasdaq Stock Market, including any exceptions thereto.

Committee Organization and Procedures

    1.        The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in her or his absence, a member designated by the Chair) shall preside at all meetings of the Committee.

    2.        The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

    3.        The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

    4.        The Committee may include in its meetings members of the Company’s financial management, representatives of the outside auditor and other financial personnel employed or retained by the Company. The Committee may meet with the outside auditor in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management’s presence. The Committee may also meet privately with management, as it deems appropriate.

    5.        The Committee may, in its discretion, retain outside legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

Oversight

Outside Auditor

    6.        The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company’s annual financial statements and related services. The Committee shall review and select the outside auditor and, if necessary, recommend that the Board replace the outside auditor and recommend to the Board the nomination of the outside auditor for stockholder approval at any meeting of stockholders; and approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor.

    7.        The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall discuss with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor’s independence.

Annual Audit

    8.        The Committee shall meet with the outside auditor and management in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

    9.        The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

    10.        The Committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the annual audit.

    11.        The Committee shall, based on the review and discussions in paragraphs 9 and 10 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 7 above, recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Review

    12.        The outside auditor shall review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission and in accordance with Statement on Auditing Standards 71 , prior to the filing of the Form 10-Q. The Committee shall discuss with management and the outside auditor the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair may represent the entire Committee for purposes of this discussion.

Internal Controls

    13.        The Committee shall discuss with the outside auditor, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

    14.        The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit.

Miscellaneous

    15.        The Committee shall review and reassess the Committee’s charter at least annually and submit any recommended changes to the Board for its consideration.

    16.        The Committee shall review legal and regulatory matters that may have a material impact on the financial statements and related compliance policies and programs.

    17.        The Committee shall provide the report for inclusion in the Company’s Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

    18.        The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee’s actions and recommendations, if any.

APPENDIX B

THE SEVENTH AMENDED AND RESTATED
1998 EQUITY PARTICIPATION PLAN
OF
TEGAL CORPORATION

        Tegal Corporation, a Delaware corporation (the “Company”), hereby amends and restates the Sixth Amended and Restated 1998 Equity Participation Plan of Tegal Corporation (as so amended, the “Plan”), incorporating certain amendments adopted by the Board of Directors on July 5, 2005, and July 15, 2005. The Plan shall become effective on the date it is approved by the Company’s stockholders. The Plan was initially adopted by the Board of Directors on July 16, 1998 and the stockholders of the Company on September 15, 1998, with an initial effective date of July 16, 1998. The Plan was amended and restated by the Board of Directors on July 21, 1999 and such amendment was approved by the stockholders on September 21, 1999. The Plan was again amended and restated on July 8, 2000 by the Board of Directors and such amendment was approved by the stockholders on September 19, 2000. The Plan was amended and restated a third time on September 25, 2001 by the Board of Directors and such amendment did not require shareholder approval. The Plan was amended and restated a fourth time on September 9, 2002 and was approved by our stockholders on October 22, 2002. The Plan was amended and restated a fifth time on June 30, 2003 and was approved by our stockholders on September 8, 2003. The Plan was amended and restated a sixth time on July 23, 2004 and was approved by our stockholders on September 21, 2004. The Plan was amended on July 5, 2005. The purposes of the Plan are as follows:

    (1)        To provide an additional incentive for key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

    (2)        To enable the Company to obtain and retain the services of key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE 1

DEFINITIONS

1.1 General. Wherever the following terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.

1.2 Administrator. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to any Award granted under the Plan, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 11.1.

1.3 Award. “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Dividend Equivalent award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, “Awards”).

1.4 Award Agreement. “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.5 Award Limit. "Award Limit" shall mean 4,000,000 shares of Common Stock, as adjusted pursuant to Section 12.3 of the Plan.

1.6 Board. "Board" shall mean the Board of Directors of the Company.

1.7 Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

    (a)        any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company (or a successor of the Company) possessing more than twenty-five percent (25%) of the total combined voting power of the then outstanding securities of the Company or such successor; or

    (b)        at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election; or

    (c)        the dissolution of the Company or liquidation of more than 75% in value of the Company or a sale of assets involving 75% or more in value of the assets of the Company, (x) any merger or reorganization of the Company whether or not another entity is the survivor, (y) a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (z) any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

1.8 Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

1.9 Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 11.1.

1.10 Common Stock. “Common Stock” shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

1.11 Company. "Company" shall mean Tegal Corporation, a Delaware corporation.

1.12 Consultant. "Consultant" shall mean any consultant or adviser if:

(a) the consultant or adviser renders bona fide services to the Company;

    (b)        the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

1.13 Director. "Director" shall mean a member of the Board.

1.14 Dividend Equivalent. “Dividend Equivalent” shall mean a right granted to a Holder pursuant to Section 11.1 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

1.15 DRO. “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

1.16 Employee. “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

1.17 Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

1.18 Fair Market Value. “Fair Market Value” of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

1.19 Holder. "Holder" shall mean a person who has been granted or awarded an Award.

1.20 Incentive Stock Option. “Incentive Stock Option” shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

1.21 Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

1.22 Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

1.23 Option. “Option” shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Consultants shall be Non-Qualified Stock Options.

1.24 Performance Criteria. “Performance Criteria” shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

1.25 Plan. "Plan" shall mean The Seventh Amended and Restated 1998 Equity Participation Plan of Tegal Corporation.

1.26 Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

1.27 Restricted Stock Unit. "Restricted Stock Unit" shall mean a right to receive a share of Common Stock during specified time periods granted pursuant to Section 11.2

1.28 Rule 16b-3. “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

1.29 Section 162(m) Participant. “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.30 Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

1.31 Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of the Plan.

1.32 Subsidiary. “Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.33 Substitute Award. “Substitute Award” shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

1.34 Termination of Consultancy. “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, disability or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.35 Termination of Employment. “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

ARTICLE 2

SHARES SUBJECT TO PLAN

2.1 Shares Subject to Plan.

    (a)        The shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 20,000,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

    (b)        The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

2.2 Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 12.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

ARTICLE 3

GRANTING OF AWARDS

3.1 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2 Provisions Applicable to Section 162(m) Participants.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

    (b)        Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria.

    (c)        To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

    (d)        Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.4 At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE 4

GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS

4.1 Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.

4.2 Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.4.4 Granting of Options to Employees and Consultants.

(a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i)	Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii)	Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

(iii)	Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

(iv)	Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

    (b)        Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

    (c)        Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

ARTICLE 5

TERMS OF OPTIONS

5.1 Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted and:

    (a)        in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

    (b)        in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

    (c)        in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.2 Option Term. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

5.3 Option Vesting

    (a)        The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

    (b)        No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

    (c)        To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

5.4 Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

(a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

(b) the aggregate exercise price thereof; does not exceed the excess of;

    (c)        the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

(d) the aggregate exercise price of such shares.

5.5 Termination. In the event of a Holder’s Termination of Employment or Termination of Consultancy, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the shares covered by such Option shall again become available for issuance under the Plan.

ARTICLE 6

EXERCISE OF OPTIONS

6.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

    (a)        A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

    (b)        Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

    (c)        In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

(d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion

(i)	allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;

(ii)	allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;

(iii)	allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

(iv)	allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

6.3 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

    (b)        The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

    (e)        The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

6.4 Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

6.5 Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

6.6 Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE 7

AWARD OF RESTRICTED STOCK

7.1 Eligibility. Subject to the Award Limit. Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

7.2 Award of Restricted Stock.

(a) The Committee may from time to time, in its absolute discretion:

(i)	Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)	Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

    (b)        The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

    (c)        Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3 Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

7.4 Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder’s retirement, or otherwise.

7.5 Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a “change of ownership or control” (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder’s death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder’s retirement, or otherwise.

7.6 Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

7.7 Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

8.2 Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

    (c)        A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefore an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

8.3 Independent Stock Appreciation Rights.

    (a)        An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control, or because of the Holder’s retirement, death or disability, or otherwise.

    (b)        An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

8.4 Payment and Limitations on Exercise.

    (a)        Payment of the amounts determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

    (b)        Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE 9

OTHER TYPES OF AWARDS

9.1 Dividend Equivalents.

    (a)               Any Employee or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends on the shares of Common Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

    (b)               Dividend Equivalents granted with respect to Options or Stock Appreciation Rights that are intended to qualify as performance-based compensation as described in Section 162(m)(C)(4) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option or Stock Appreciation Right is subsequently exercised.

9.2 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Employee or Consultant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Criteria or other specific performance criteria as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Employee or Consultant to whom the Award is granted. On the maturity date, the Company shall transfer to the Holder one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company for such shares of Common Stock; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

9.3 Term. Except as otherwise provided herein, the term of any Award of Dividend Equivalents or Restricted Stock Units shall be set by the Administrator in its discretion.

9.4 Form of Payment. Payments with respect to any Awards granted under Sections 9.1 and 9.2 shall be made in cash, in Common Stock or a combination of both, as determined by the Administrator.

9.5 Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Award Agreement.

ARTICLE 10

COMPLIANCE WITH SECTION 409A OF THE CODE

10.1 Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code and this Article 10, to the extent applicable. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code and this Article 10.

10.2 Distributions under a Section 409A Award.

    (a)        Subject to subsection (b), any shares of Common Stock or other property or amounts to be paid or distributed upon the grant, issuance, vesting, exercise or payment of a Section 409A Award shall be distributed in accordance with the requirements of Section 409A(a)(2) of the Code, and shall not be distributed earlier than:

(i)	the Holder’s separation from service, as determined by the Secretary of the Treasury;

(ii)	the date the Holder becomes disabled;

(iii)	the Participant’s death;

(iv)	a specified time (or pursuant to a fixed schedule) specified under the Award Agreement at the date of the deferral compensation;

(v)

to the extent provided by the Secretary of the Treasury, a change in the ownership or effective control of the Company or a Subsidiary, or in the ownership of a substantial portion of the assets of the Company or a Subsidiary; or

(vi)	the occurrence of an unforeseeable emergency with respect to the Holder.

    (b)           In the case of a Holder who is a “specified employee,” the requirement of paragraph (a)(i) shall be met only if the distributions with respect to the Section 409A Award may not be made before the date which is six months after the Holder’s separation from service (or, if earlier, the date of the Holder’s death). For purposes of this subsection (b), a Holder shall be a “specified employee” if such Holder is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock of which is publicly traded on an established securities market or otherwise, as determined under Section 409A(a)(2)(B)(i) of the Code and the Treasury Regulations thereunder.

    (c)        The requirement of paragraph (a)(vi) shall be met only if, as determined under Treasury Regulations under Section 409A(a)(2)(B)(ii) of the Code, the amounts distributed with respect to the unforeseeable emergency do not exceed the amounts necessary to satisfy such unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such unforeseeable emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Holder’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(d) For purposes of this Section, the terms specified therein shall have the respective meanings ascribed thereto under Section 409A of the Code and the Treasury Regulations thereunder.

10.3 Prohibition on Acceleration of Benefits. The time or schedule of any distribution or payment of any shares of Stock or other property or amounts under a Section 409A Award shall not be accelerated, except as otherwise permitted under Section 409A(a)(3) of the Code and the Treasury Regulations thereunder.

10.4 Elections under Section 409A Awards.

    (a)        Any deferral election provided under or with respect to an Award to any Employee or Consultant, or to the Holder holding a Section 409A Award, shall satisfy the requirements of Section 409A(a)(4)(B) of the Code, to the extent applicable, and, except as otherwise permitted under paragraph (i) or (ii) below, any such deferral election with respect to compensation for services performed during a taxable year shall be made not later than the close of the preceding taxable year, or at such other time as provided in Treasury Regulations.

(i)	In the case of the first year in which an Eligible Individual or a Participant holding a Section 409A Award, becomes eligible to participate in the Plan, any such deferral election may be made with respect to services to be performed subsequent to the election with thirty days after the date the Eligible Individual, or the Participant holding a Section 409A Award, becomes eligible to participate in the Plan, as provided under Section 409A(a)(4)(B)(ii) of the Code.

(ii)	In the case of any performance-based compensation based on services performed by an Eligible Individual, or the Participant holding a Section 409A Award, over a period of at least twelve months, any such deferral election may be made no later than six months before the end of the period, as provided under Section 409A(a)(4)(B)(iii) of the Code.

    (b)        In the event that a Section 409A Award permits, under a subsequent election by the Holder holding such Section 409A Award, a delay in a distribution or payment of any shares of Common Stock or other property or amounts under such Section 409A Award, or a change in the form of distribution or payment, such subsequent election shall satisfy the requirements of Section 409A(a)(4)(C) of the Code, and:

(i)	such subsequent election may not take effect until at least twelve months after the date on which the election is made,

(ii)

in the case such subsequent election relates to a distribution or payment not described in Section 10.2(a)(ii), (iii) or (vi), the first payment with respect to such election may be deferred for a period of not less than five years from the date such distribution or payment otherwise would have been made, and

(iii)

in the case such subsequent election relates to a distribution or payment described in Section 10.2(a)(iv), such election may not be made less than twelve months prior to the date of the first scheduled distribution or payment under Section 12.2(a)(iv).

10.5 Compliance in Form and Operation. A Section 409A Award, and any election under or with respect to such Section 409A Award, shall comply in form and operation with the requirements of Section 409A of the Code and the Treasury Regulations thereunder.

ARTICLE 11

ADMINISTRATION

11.1 Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

11.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

11.3 Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

11.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company with respect to any such action, determination or interpretation.

11.5 Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1 Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed; provided, however, that the restrictions set forth in the foregoing clause shall not apply to transfers of Non-Qualified Stock Options, Restricted Stock or Stock Appreciation Rights, subject to the consent of the Administrator, by gift of an Option by an Employee to a Permitted Transferee (as defined below) subject to the following terms and conditions: (i) an Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by DRO or by will or the laws of descent and distribution; (ii) any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and considerations of the Option as applicable to the original holder (other than the ability to further transfer the Option); (iii) the Employee and the Permitted Transferee shall execute any and all documents reasonably requested by the Administrator, including, without limitation, documents to (a) confirm the status of the transferee as a Permitted Transferee, (b) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (c) provide evidence of the transfer; (iv) the shares of Common Stock acquired by a Permitted Transferee through exercise of an Option have not been registered under the Securities Act, or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company. As used in this Section 12.1, “Permitted Transferee” shall mean (i) one or more of the following family members of an Employee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendant of the Employee, (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Employee, or (iii) any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Options.

        No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

        Unless an Option has been transferred in accordance with this Section 12.1, (i) during the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan unless it has been disposed of pursuant to a DRO, and (ii) after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

12.2 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the first to occur of the following events:

(a) The expiration of ten years from the date the Plan is adopted by the Board; or

(b) The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 12.4.

        The Plan will terminate on July 14, 2015, unless it is terminated sooner by the Administrator pursuant to this Section 12.2.

12.3 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

    (a)        Subject to Section 12.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

(i)	the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

(ii)	the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

(iii)	the grant or exercise price with respect to any Award.

    (b)        Subject to Sections 12.3(b)(vii) and 12.3(d), in the event of any transaction or event described in Section 12.3(a) or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)	To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)	To provide that the Award cannot vest, be exercised or become payable after such event;

(iii)	To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

(iv)	To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v)	To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(vi)	To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event; and

(vii)	Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

    (c)        Subject to Sections 12.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

    (d)        With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 12.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

    (e)        Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for “pooling of interests” accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to “pooling of interests” treatment is required as a condition to the Company’s consummation of such transaction.

    (f)        The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.4 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

12.5 Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

12.6 Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

12.7 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment or Termination of Consultancy for cause.

12.8 Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees or Consultants of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.9 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

12.10 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

12.11 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

_________________

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Tegal Corporation as of July 15, 2005.

                                                                               /s/ Christine Hergenrother
                                                                                Christine Hergenrother
                                                                                        Secretary

APPENDIX C

FIFTH AMENDED AND RESTATED STOCK OPTION PLAN

FOR OUTSIDE DIRECTORS OF TEGAL CORPORATION

        Tegal Corporation, a Delaware corporation (the “Company”), hereby amends and restates the Fourth Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation (as so amended, the “Plan”), incorporating certain amendments adopted by the Board of Directors July 15, 2005. The Plan was initially adopted by the Board of Directors and the stockholders of the Company on October 1995, with an initial effective date of October 18, 1995. The Plan was amended and restated on July 16, 1998 by the Board of Directors and such amendment was approved by the stockholders on September 15, 1998. The Plan was again amended and restated on July 8, 2000 by the Board of Directors and such amendment was approved by the stockholders on September 19, 2000. The Plan was again amended and restated on July 17, 2001 by the Board of Directors and such amendment was approved by the stockholders on September 25, 2001. The Plan was again amended and restated on July 23, 2004 by the Board of Directors and such amendment was approved by the stockholders on September 21, 2004. The purposes of the Plan are as follows:

    (1)        To further the growth, development and financial success of the Company by providing additional incentives to its outside directors who share in the responsibility for the management of the Company’s business by assisting them to become owners of common stock of the Company and thus to benefit directly from its growth, development and financial success.

    (2)        To enable the Company to obtain and retain the services of the type of outside directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of common stock of the Company.

ARTICLE 1

DEFINITIONS

        Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1 BOARD

        “Board” shall mean the Board of Directors of the Company.

SECTION 1.2 CHANGE IN CONTROL

        “Change in Control” shall mean a change in ownership or control of the Company effected through either of the following transactions:

    (a)        any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept; or

    (b)        there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either

    (i)        have been Board members continuously since the beginning of such period or

(ii)	have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

SECTION 1.3 COMPANY

        “Company” shall mean Tegal Corporation. In addition, “Company” shall mean any corporation assuming, or issuing new stock options in substitution for, Options outstanding under the Plan.

SECTION 1.4 CORPORATE TRANSACTION

        “Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party:

    (a)        a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

    (b)        the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a) above; or

    (c)        any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

SECTION 1.5 EXCHANGE ACT

        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.6 OPTION

        “Option” shall mean an option to purchase the Company’s common stock, $0.01 par value, granted under the Plan.

SECTION 1.7 OPTIONEE

        “Optionee” shall mean an Outside Director to whom an Option is granted under the Plan.

SECTION 1.8 OUTSIDE DIRECTOR

        “Outside Director” shall mean a member of the Board who is not an employee of the Company, a Parent Corporation or a Subsidiary under Section 3401(c) of the Code and who is not legally or contractually prohibited from receiving and holding personally an Option.

SECTION 1.9 PARENT CORPORATION

        “Parent Corporation” shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.10 PLAN

        “Plan” shall mean The Fifth Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation.

SECTION 1.11 RULE 16B-3

        “Rule 16b-3” shall mean that certain Rule 16b-3 under the Exchange Act, including as such Rule may be amended or superseded in the future.

SECTION 1.12 SECRETARY

        “Secretary” shall mean the Secretary of the Company.

SECTION 1.13 SECURITIES ACT

        “Securities Act” shall mean the Securities Act of 1933, as amended.

SECTION 1.14 SUBSIDIARY

        “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.15 TERMINATION OF DIRECTORSHIP

        “Termination of Directorship” shall mean the time when an Optionee ceases to be a director of the Company for any reason, including, without limitation, a termination by resignation, failure to be elected, death, disability or retirement. The Board, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Directorship.

ARTICLE 2

SHARES SUBJECT TO PLAN

SECTION 2.1 SHARES SUBJECT TO PLAN

        The shares of stock subject to Options shall be shares of the Company’s common stock, $0.01 par value (the “Common Stock”). The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 4,000,000.

SECTION 2.2 UNEXERCISED OPTIONS

        If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.3 CHANGES IN COMPANY'S SHARES

        In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Board in the number and kind of shares for the purchase of which Options may thereafter be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

ARTICLE 3

GRANTING OF OPTIONS

SECTION 3.1 ELIGIBILITY

        Any Outside Director of the Company shall be eligible to be granted Options.

SECTION 3.2 TAX STATUS OF STOCK OPTIONS

        Options granted under the Plan do not qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended.

SECTION 3.3 NON-DISCRETIONARY GRANTS

    (a)        Any person who is not an Outside Director on the effective date of this Plan, but who later becomes an Outside Director, shall be granted on the date of his initial election or appointment as an Outside Director an Option to purchase 100,000 shares of Common Stock.

    (b)        Commencing on the effective date of this Plan, each Outside Director shall be granted an Option to purchase 50,000 shares of Common Stock on the date of each annual meeting of the Company’s stockholders at which such Outside Director is re-elected to the Board of Directors; provided, that an Outside Director who has received an Option pursuant to Section 3.3(a) above shall not receive an Option pursuant to this Section 3.3(b) until his or her initial Option grant pursuant to Section 3.3(a) shall have vested in full.

    (c)        Notwithstanding anything to the contrary, any Outside Director may elect to waive his right to be granted an Option under this Section 3.3 by giving a six month advance written notice of such waiver from the effective date of the Outside Director’s right to receive such Option.

SECTION 3.4 DISCRETIONARY GRANTS

(a) The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i)	Select from among the Outside Directors (including Outside Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

(ii)	Determine the number of shares to be subject to such Options granted to the selected Independent Directors;

(iii)	Subject to the provisions of Article 4 determine the terms and conditions of such Options, consistent with the Plan.

SECTION 3.5 NO OPTION GRANT WHERE PROHIBITED

        No person shall be granted an Option under the Plan if at the time of such grant, the grant is prohibited by applicable law or by the policies of the employer of such person or of any other company of which such person is a member of the board of directors or a general partner.

SECTION 3.6 OPTIONS IN LIEU OF CASH COMPENSATION

    (a)        In addition to those Options referenced in Sections 3.3 and 3.4, each Outside Director may elect to receive all or any portion of his or her Director’s Fee either (i) in cash or (ii) in the form of an Option. “Director’s Fee” shall mean the amount of compensation set by the Board from time to time and as payable to a Director for services as a Director; but shall not include any fees payable by reason of Committee membership and/or attendance.

    (b)        In order to receive Director’s Fees in the form of an Option in lieu of cash compensation the Outside Director must elect in writing at least six months prior to the date of payment of the Director’s Fee (the “Payment Date”). The election shall be irrevocable with respect to the Payment Date for which it is made, and shall remain in effect for a subsequent Payment Date unless revoked in writing at least six months prior to the relevant Payment Date.

ARTICLE 4

TERMS OF OPTIONS

SECTION 4.1 OPTION AGREEMENT

        Each Option shall be evidenced by a written Outside Director Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions, as the Board shall determine, consistent with the Plan.

SECTION 4.2 OPTION PRICE

    (a)        Unless otherwise provided by the Board and set forth in the Outside Director Stock Option Agreement, the price of the shares of Common Stock subject to each Option shall equal the Fair Market Value of such shares on the date such Option is granted.

    (b)        For purposes of the Plan, the “Fair Market Value” of a share of the Common Stock as of a given grant date shall be:

(i)	the closing price of a share of the Common Stock on the principal exchange on which shares of the Common Stock are then trading, if any, on such grant date, or, if shares were not traded on such grant date, then on the next preceding trading day during which a sale occurred; or

(ii)	if the Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system,

(1)	the last reported sales price (if the Common Stock is then quoted on the Nasdaq National Market) or

(2)	the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on such grant date as reported by Nasdaq or such successor quotation system; or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock, on such grant date, as determined in good faith by the Board; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Board acting in good faith.

SECTION 4.3 COMMENCEMENT OF EXERCISABILITY

(a) Subject to Section 4.7, each Option granted pursuant to Section 3.3(a) shall become exercisable on the first anniversary of the date of Option grant.

    (b)        Subject to Section 4.7, each Option granted pursuant to Section 3.3(b) shall become exercisable as to 1/12th of the total number of shares subject to the Option on the first day of each calendar month following the date of Option grant.

    (c)        Notwithstanding the foregoing, an Outside Director may not exercise an otherwise exercisable Option granted pursuant to Section 3.3 or 3.4 unless such Outside Director attended at least seventy-five percent (75%) of the meetings of the Board during the twelve month period (the “Attendance Period”) preceding the date of exercise of the Option; provided, however, that installments of an Option which becomes exercisable prior to the commencement of the Attendance Period shall remain exercisable by the Optionee.

(a) All Options granted under Section 3.6 will be fully vested and exercisable on the date of Option grant.

    (b)        At any time after grant of an Option, the Board may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(c) No portion of an Option which is unexercisable at Termination of Directorship shall, under any circumstances, thereafter become exercisable.

SECTION 4.4 EXPIRATION OF OPTIONS

Subject to Section 4.7, in the event of the Optionee’s Termination of Directorship, such Optionee may exercise his or her Option within such period of time as is specified in the Outside Director Stock Option Agreement to the extent that the Option is vested and exercisable on the date of termination. In no event may an Option be exercised to any extent by anyone after ten years from the date the Option was granted. If, after termination, the Optionee does not exercise his or her Option within the time period specified herein or in the Outside Director Stock Option Agreement, the Option shall terminate and the shares covered by such Option shall again become available for issuance under the Plan.

SECTION 4.5 CONSIDERATION

In consideration of the granting of the Option, the Optionee shall agree, in the written Outside Director Stock Option Agreement, to serve as a Director of the Company until the next annual meeting of the stockholders of the Company. Nothing in this Plan or in any Outside Director Stock Option Agreement hereunder shall confer upon any Optionee any right to continue as a director of the Company.

SECTION 4.6 CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS

Subject to Section 4.7, in the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Board’s sole discretion, affects the Common Stock such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Board shall, in such manner as it may deem equitable, adjust any or all of

    (a)        the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued),

(b) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

(c) the exercise price with respect to any Option.

SECTION 4.7 OCCURRENCE OF A CHANGE IN CONTROL OR CORPORATE TRANSACTION

Upon the occurrence of either a Change in Control or a Corporate Transaction, each Option outstanding under the Plan shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a) or Section 4.3(b). Upon the occurrence of any Change in Control, or upon stockholder approval of any Corporate Transaction, the Company shall promptly provide written notice thereof to each Optionee. No Option may be exercised to any extent after the occurrence of a Corporate Transaction; provided, however, that such termination of exercise rights shall not occur until after the related Corporate Transaction has closed and appropriate arrangements shall be made to permit any Options outstanding to be exercised in connection with such closing.

ARTICLE 5

EXERCISE OF OPTIONS

SECTION 5.1 PERSON ELIGIBLE TO EXERCISE

During the lifetime of the Optionee, only the Optionee may exercise an Option granted to the Optionee, or any portion thereof unless it has been disposed of pursuant to a qualified domestic relations order as defined under the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

SECTION 5.2 PARTIAL EXERCISE

Subject to Section 4.3, at any time and from time to time prior to the time when an exercisable Option or exercisable portion thereof become unexercisable under Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that in no event may an Option be exercised as to less than one hundred (100) shares at any one time, or the remaining shares covered by the Option if less than two hundred (200); provided, further, that the Company shall not be required to issue fractional shares.

SECTION 5.3 MANNER OF EXERCISE

An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

    (a)        Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised, such notice complying with any applicable rules established by the Board;

(b) Full payment for the shares with respect to which such Option or portion thereof is thereby exercised (i) in cash or by check,

(i)	with the consent of the Board, in shares of Common Stock held by the Optionee for at least six (6) months with a Fair Market Value equal to the aggregate exercise price of the Option or exercised portion thereof on the date of Option exercise, (iii) with the consent of the Board, in surrendered shares of Common Stock issuable upon the exercise of the Option with a Fair Market Value equal to the aggregate exercise price of the Option or exercised portion thereof on the date of Option exercise, (iv) with the consent of the Board, any combination of the foregoing, or (v) by other means authorized by the Board;

    (c)        Such representations and documents as the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

    (d)        In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.1 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

        The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing or quotation on all stock exchanges or automated quotation services on which such class of stock is then listed or quoted, as the case may be;

    (b)        The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

(d) The payment to the Company of all amounts which it is required to withhold, if any, under federal, state or local law in connection with the exercise of the Option; and

(e) The lapse of such reasonable period of time following the exercise of the Option as the Board may establish from time to time for reasons of administrative convenience.

SECTION 5.5 RIGHTS AS STOCKHOLDERS

The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

ARTICLE 6

ADMINISTRATION

SECTION 6.1 DUTIES AND POWERS OF THE BOARD It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions. The Board shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

SECTION 6.2 MAJORITY RULE

The Board shall act by a majority of its members in office. The Board may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Board.

SECTION 6.3 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

Members of the Board shall receive no additional compensation for their services under the Plan. All expenses and liabilities incurred by members of the Board in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board and the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees, the Company and any other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE 7

OTHER PROVISIONS

SECTION 7.1 OPTIONS NOT TRANSFERABLE

No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including, without limitation, bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

SECTION 7.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

    (a)        The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, unless otherwise determined by the Board and permitted by Rule 16b-3 as then in effect, without approval of the Company’s stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in Section 2.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, extend the limit imposed in this Section 7.2 on the period during which Options may be granted, or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3 or the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted.

    (b)        The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law and notwithstanding Section 7.2(a), the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

(c) No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under the Plan after July 14, 2015.

SECTION 7.3 EFFECTIVE DATE; APPROVAL OF PLAN AND OPTIONS BY STOCKHOLDERS

The Plan shall be effective as of the date the Plan is approved by the Company’s stockholders. If such approval is not obtained, the Plan shall have no force or effect. Options may be granted prior to such stockholder approval under the circumstances and to the extent provided in the Plan; provided, however, that Options so granted shall be conditioned upon the stockholders’ approval and shall provide that if such approval is not obtained, the Options shall be null and void and of no further force or effect.

SECTION 7.4 EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

The adoption of the Plan shall not affect any other compensation or incentive plans in effect for directors of the Company. Nothing in the Plan shall be construed to limit the right of the Company to grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.5 NOTICES

Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Optionee shall be addressed to such Optionee at such Optionee’s last address as reflected in the Company’s records. By a notice given pursuant to this Section 7.5, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Optionee, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 7.5. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 7.6 TITLES

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

_________________

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Tegal Corporation as of July 15, 2005.

                                                                       /s/ Christine Hergenrother
                                                                       ChristineHergenrother
                                                                                Secretary

APPENDIX D

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF TEGAL CORPORATION

It is hereby certified that:

1.     The name of the Corporation (hereinafter called the “Corporation”) is Tegal Corporation.

2.     The Certificate of Incorporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article FOURTH the following new Article FOURTH:

“FOURTH: The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is Two Hundred Five Million shares, comprised of Two Hundred Million (200,000,000) shares of Common Stock, par value $0.01 per share, and Five Million (5,000,000) shares of Preferred Stock, par value $0.01 per share. The designation, powers, preferences and relative, participating, optional or other special rights, including voting rights, qualifications, limitations or restrictions of the Preferred Stock shall be established by resolution of the Board of Directors pursuant to Section 151 of the General Corporation Law of the State of Delaware.”

3.     The Certificate of Incorporation is hereby amended by adding an Article TENTH, to read as follows:

“TENTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, (i) the Board is expressly authorized and empowered to make, amend, supplement or repeal the Bylaws in any manner, without the assent or vote of the stockholders, not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation, and (ii) the stockholders may change or amend or repeal the Bylaws in any manner pursuant to a vote of a majority of the voting power of the outstanding shares of capital stock entitled to vote.”

4.     The amendment of the Certificate of Incorporation herein certified was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware. The total number of outstanding shares entitled to vote or consent to this Amendment was ______________ shares of Common Stock. A majority of the outstanding shares of Common Stock, voting together as a single class, voted in favor of this Certificate of Amendment. The vote required was a majority of the outstanding shares of Common Stock, voting together as a single class.

        IN WITNESS WHEREOF, Tegal Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer as of September __, 2005.

                                                                       /s/ Thomas R. Mika
                                                                          Thomas R. Mika
                                                                President and Chief Executive Officer

PROXY/VOTING INSTRUCTION CARD

TEGAL CORPORATION

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF

DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON

SEPTEMBER 13, 2005.

The undersigned hereby appoints Thomas R. Mika with full power of substitution, as proxy, and hereby authorizes him to represent and to vote, as designated below, all shares of common stock of Tegal Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on September 13, 2005, and any and all adjournments or postponements of the Annual Meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

—FOLD AND DETACH HERE—

TEGAL CORPORATION — ANNUAL MEETING, SEPTEMBER 13, 2005

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:
1. Call toll free 1-866-395-9276 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or
2. Via the Internet at https://www.proxyvotenow.com/tgal and follow the instructions.
or
3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Please mark your votes as indicated in [X] this example

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS

INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE

FOUR NOMINEES LISTED BELOW, FOR PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3,

FOR PROPOSAL 4, FOR PROPOSAL 5, FOR PROPOSAL 6 AND FOR PROPOSAL 7.

The Board of Directors recommends that you vote FOR

the nominees in Proposal 1, FOR adoption of Proposal 2,

FOR adoption of Proposal 3, FOR adoption of Proposal 4, FOR adoption of Proposal 5,

FOR adoption of Proposal 6 and FOR adoption of Proposal 7.

1.   Election of Directors:                                                                    WITHHOLD      FOR ALL

     01 Edward A. Dohring, 02 Jeffrey M. Krauss, 03 Brad Mattson and 04             FOR          ALL          EXCEPT
     H. Duane Wadsworth.
                                                                                   [   ]        [   ]         [   ]

     INSTRUCTIONS: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s) name(s) or number(s)
     in the list provided below.

     __________________________________________________________________
2.   Proposal to approve the Seventh Amended and Restated 1998 Equity        FOR       AGAINST           ABSTAIN
     Participation Plan pursuant to which the number of shares available
     for issuance under the plan will be increased from 10,000,000 to       [   ]       [   ]             [   ]
     20,000,000 and the maximum number of shares that may be subject to awards granted to any individual under the plan in any fiscal year will be increased from 1,600,000 to 4,000,000.

3.   Proposal to approve the Fifth Amended and Restated Option Plan for      FOR       AGAINST           ABSTAIN
     Outside Directors pursuant to which the number of shares available
     for issuance under the plan will be increased from 1,600,000 to        [   ]       [   ]             [   ]
     4,000,000.

4.   Proposal to approve an amendment to our Certificate of Incorporation    FOR       AGAINST           ABSTAIN
     to increase the number of authorized shares of common stock from
     100,000,000 to 200,000,000.                                            [   ]       [   ]             [   ]

5.    Proposal to approve the second closing of a financing transaction      FOR       AGAINST           ABSTAIN
     in which we may sell and issue, to a group of private investors,
     in a second closing (a) up to 28,315,385 shares of our common stock    [   ]       [   ]             [   ]
     at a price of $0.65 per share and (b) five-year warrants to purchase up to 14,157,692 shares of our common stock at an exercise price of
     $1.00 per share.

6.    Proposal to approve an amendment to our Certificate of                 FOR       AGAINST           ABSTAIN
     Incorporation to allow the Board of Directors to adopt, amend or
     repeal our Bylaws.                                                     [   ]       [   ]             [   ]

7.   Proposal to ratify the appointment of Moss Adams LLP as our             FOR       AGAINST           ABSTAIN
     Independent Registered Public Accounting Firm for the fiscal year
     ending March 31, 2006.                                                 [   ]       [   ]             [   ]

8.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any and all adjournments or postponements of the Annual Meeting.

ANY PREVIOUS PROXY EXECUTED BY THE SIGNED IS HEREBY REVOKED.

Receipt of the notice of the Annual Meeting and the proxy statement is hereby acknowledged. PLEASE BE SURE TO DATE AND SIGN THIS INSTRUCTION CARD BELOW

Signature of Stockholder ________________________________________________
Dated  _____________________ , 2005

Note: Please sign exactly as addressed hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney. Corporations and partnerships should sign in full corporate or partnership name by an authorized officer.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW.

-FOLD AND DETACH HERE-

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.     By Mail;

2.     By Telephone (using a Touch–Tone Phone); or

3.     By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00a.m., September 13, 2005. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll–Free on a Touch–Tone Phone anytime prior to 3:00 a.m. September 13, 2005

1–866–395–9276

_________________

Vote by Internet

Anytime prior to

3:00 a.m., September 13, 2005 go to

https://www.proxyvotenow.com/tgal

_________________

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!